2



                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                              VISION GROUP OF FUNDS, INC.
                   (Name of Registrant as Specified In Its Charter)

                           FEDERATED SERVICES COMPANY

       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------
      3)    Filing Party:
            ------------------------------------------------------------
      4)    Date Filed:
            ------------------------------------------------------------

                           VISION GROUP OF FUNDS, INC.

                        IMPORTANT SHAREHOLDER INFORMATION



These materials are for a special meeting of shareholders scheduled for October 23, 2000 at 2:00 p.m., Eastern time. This information will provide you with details of the proposals to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 3 of the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE CORPORATION MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL 1-800-836-2211 (OR, IN THE BUFFALO AREA, 635-9368).



                                       ii

                                        1

                           VISION GROUP OF FUNDS, INC.

                        VISION TREASURY MONEY MARKET FUND

                            VISION MONEY MARKET FUND

                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

                     VISION U.S. GOVERNMENT SECURITIES FUND

                      VISION NEW YORK MUNICIPAL INCOME FUND

                           VISION LARGE CAP VALUE FUND

                            VISION MID CAP STOCK FUND

                          VISION LARGE CAP GROWTH FUND

                           VISION LARGE CAP CORE FUND

A LETTER FROM THE PRESIDENT

Dear Shareholders:



I am writing to request that you consider a number of important matters relating to your investment in Vision Group of Funds, Inc. (the "Corporation") in connection with a special meeting of shareholders (the "Special Meeting") of the Corporation's series listed above (together, the "Funds"), to be held on October 23, 2000 at 2:00 p.m., Eastern time, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Corporation and the Funds.

The Board of Directors (the "Board") of the Corporation recommends that shareholders cast their votes IN FAVOR OF:

      1.    Electing the Board of Directors;

     2. Ratifying the appointment by the Directors of Ernst & Young LLP as the independent auditors for the Corporation, for the fiscal year ending April 30, 2001;

      3.    Amending certain of the Funds' fundamental investment policies;

     4. Amending certain of the Funds' fundamental investment policies and reclassifying them as non-fundamental investment policies;

      5.    Eliminating certain of the Funds' fundamental investment policies;

     6. Reclassifying the fundamental investment policy of the Vision New York Municipal Income Fund concerning investments in exempt interest obligations as a non-fundamental investment policy; and

     7. Reorganizing the Corporation from a Maryland corporation to a Delaware business trust.

PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT AND FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD.

We ask you to confirm the Board's recommendation by electing the current Directors of the Corporation. We also ask that you ratify the Board's selection of Ernst & Young LLP as independent auditors for the Corporation.

The Board has also proposed amending, reclassifying and/or eliminating certain of the Funds' fundamental investment policies. We believe that the recommended changes will provide additional investment opportunities to the Funds, as further described in the attached Proxy Statement. We urge you to approve these proposals that are designed to benefit all shareholders by providing the Funds with greater flexibility in pursuing their investment objectives.

The Board has also recommended that the Corporation be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in an investment company's business operations. In addition, Delaware business trusts are not subject to certain states' taxes, which may result in a reduction in certain of the Corporation's expenses.

The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Corporation and the Funds, we hope that this format will be helpful to you.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred by the Funds to pay for follow-up mailings and telephone calls.

                                                Sincerely,


                                                Edward C. Gonzales
                                                President



                           VISION GROUP OF FUNDS, INC.

                        VISION TREASURY MONEY MARKET FUND

                            VISION MONEY MARKET FUND

                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

                     VISION U.S. GOVERNMENT SECURITIES FUND

                      VISION NEW YORK MUNICIPAL INCOME FUND

                           VISION LARGE CAP VALUE FUND

                            VISION MID CAP STOCK FUND

                          VISION LARGE CAP GROWTH FUND

                           VISION LARGE CAP CORE FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 23, 2000

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Vision Group of Funds, Inc. (the "Corporation"), which presently consists of nine portfolios or series, the Vision Treasury Money Market Fund (the "Treasury Fund"), Vision Money Market Fund (the "Money Market Fund"), Vision New York Tax-Free Money Market Fund (the "New York Money Market Fund"), Vision U.S. Government Securities Fund (the "Government Securities Fund"), Vision New York Municipal Income Fund (the "Municipal Income Fund"), Vision Large Cap Value Fund (the "Large Cap Value Fund"), Vision Mid Cap Stock Fund (the "Mid Cap Stock Fund"), Vision Large Cap Growth Fund (the "Large Cap Growth Fund"), and Vision Large Cap Core Fund (the "Large Cap Core Fund") (each individually a "Fund," and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on October 23, 2000 at 2:00 p.m., Eastern time, to vote on the following Proposals:

      1.    To elect Directors of the Corporation;

     2. To ratify the selection of Ernst & Young LLP as the independent auditors of the Corporation;

     3. To approve amendments to certain of the Funds' fundamental investment policies:

               (a) To amend the Funds' fundamental investment policies regarding diversification (applies to the Money Market Fund, New York Money Market Fund, Government Securities Fund and Large Cap Value Fund ONLY);

            (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund);

            (c) To amend the Funds' fundamental investment policies regarding investments in real estate (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core
                  Fund);

            (d) To amend the Funds' fundamental investment policies regarding investments in commodities (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core
                  Fund);

            (e) To amend the Funds' fundamental investment policies regarding underwriting securities (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core
                  Fund);

            (f) To amend the Funds' fundamental investment policies regarding lending (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund); and

            (g) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund);

          4. To approve amendments to, and the reclassification of, certain of the Funds' fundamental investment policies:

            (a) To amend, and to reclassify as non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund);

            (b) To amend, and to reclassify as non-fundamental, the Funds' fundamental investment policies regarding pledging assets (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund);

            (c) To amend, and to reclassify as non-fundamental, the Funds' fundamental investment policies regarding investing in securities of other investment companies (applies to the Treasury Fund and Money Market Fund ONLY); and

            (d) To amend, and to reclassify as non-fundamental, the Funds' fundamental investment policies regarding investing in restricted securities (applies to the Treasury Fund and Money Market Fund only);

          5. To approve the elimination of certain of the Funds' fundamental investment policies:

            (a) To eliminate the Funds' fundamental investment policies regarding selling securities short (applies to all Funds EXCEPT the Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund);

            (b) To eliminate the Funds' fundamental investment policies regarding investing in issuers whose securities are owned by officers and directors (applies to the Treasury Fund and Money Market Fund ONLY);

            (c) To eliminate the Funds' fundamental investment policies regarding investing in puts and calls (applies to the Treasury Fund and Money Market Fund ONLY);

            (d) To eliminate the Funds' fundamental investment policies regarding investing in new issuers (applies to the Treasury Fund and Money Market Fund ONLY);

            (e) To eliminate the Funds' fundamental investment policies regarding investing in voting securities and revenue bonds (applies to the Treasury Fund and Money Market Fund ONLY);

            (f) To eliminate the Funds' fundamental investment policies regarding investing to exercise control (applies to the Treasury Fund and Money Market Fund ONLY); and

            (g) To eliminate the Funds' fundamental investment policies regarding investing in oil, gas and minerals (applies to the Treasury Fund and Money Market Fund ONLY);

          6. To approve reclassifying as non-fundamental the Municipal Income Fund's fundamental investment policy regarding investing in exempt interest obligations (applies to the Municipal Income Fund
               ONLY); and

          7. To approve the reorganization of the Corporation from a Maryland corporation to a Delaware business trust.

            To vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.



    The Board of Directors has fixed August 30, 2000 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                          By Order of the Board of Directors,


                                          C. Todd Gibson
                                          Secretary

September 11, 2000


                                       (i)

                                TABLE OF CONTENTS

                                                                            PAGE



Questions and Answers About the Special Meeting and the Proxy Statement       1

Proposal 1:  Election of Directors of the Corporation.........................6

Proposal  2:  Ratification  of  the  Selection  of  Ernst  &  Young  LLP  as the
     Independent Auditors for the Corporation................................10

Proposal 3:  Approval of Amendments to Certain of the Funds' Fundamental
Investment Policies.......................................................   13


             3(a):Diversification of Investments.....................        13
             3(b):.Borrowing Money and Issuing Senior Securities.....        14
             3(c):.Real Estate                                                17
             3(d):.Commodities                                               18
             3(e):.Underwriting Securities...............................    19
             3(f):.Lending                                                   20

             3(g):.Concentration of Investments......................        22

Proposal 4: Approval of Amendments to, and the  Reclassification  of, Certain of
     the Funds' Fundamental Investment  Policies.........................     24

        4(a):.Buying Securities on Margin............................        24
        4(b):.Pledging Assets                                                 25

        4(c):Investing in Securities of Other Investment Companies....        26
        4(d):.Investing in Restricted Securities.....................        28

Proposal 5:  Approval of the Elimination of Certain of the Funds' Fundamental
Investment Policies..................................................        29

        5(a):.Short Sales                                                    30

        5(b):.Purchasing Securities of Issuers Owned by Officers and Directors
                                                                             30
        5(c):.Investing in Puts and Calls............................        31
        5(d):.Investing in New Issuers...............................        31
        5(e):.Investing in Voting Securities and Revenue Bonds.......        32
        5(f):.Investing to Exercise Control..........................        32
        5(g):.Investing in Oil, Gas and Minerals.....................        33

Proposal 6:  Approval of Reclassifying as Non-Fundamental the Municipal
Income Fund's Fundamental Investment Policy Pertaining to Investing in
Exempt Interest Obligations..........................................        33

Proposal 7:  Approval of the Reorganization of the Corporation from a Maryland
Corporation to a Delaware Business Trust........   .......................   34

Other Business.....................................   ....................   37

Information about the Corporation......................................      37

Further Information about Voting and the Special Meeting...............      39

EXHIBITS

Exhibit A: Agreement and Plan of Reorganization .......................     A-1
Exhibit B: Comparison and Significant Differences between Delaware Business
         Trusts and Maryland Corporations..............................     B-1





                                       42

                                        1

                           VISION GROUP OF FUNDS, INC.

                        VISION TREASURY MONEY MARKET FUND

                            VISION MONEY MARKET FUND

                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

                     VISION U.S. GOVERNMENT SECURITIES FUND

                      VISION NEW YORK MUNICIPAL INCOME FUND

                           VISION LARGE CAP VALUE FUND

                            VISION MID CAP STOCK FUND

                          VISION LARGE CAP GROWTH FUND

                           VISION LARGE CAP CORE FUND

                              5800 CORPORATE DRIVE

                       PITTSBURGH, PENNSYLVANIA 15237-7000

                                 PROXY STATEMENT



                    QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

                               AND PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.    WHO IS ASKING FOR MY VOTE?

A. The Board of Directors (the "Board" or the "Directors") of Vision Group of Funds, Inc. (the "Corporation"), in connection with the special meeting of shareholders to be held at 2:00 p.m., Eastern time, on October 23, 2000 (the "Special Meeting") at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, has requested your vote on several matters. The Directors propose to mail the notice of the Special Meeting, the proxy card, and this Proxy Statement to shareholders of record on or about September 20, 2000.

      The Corporation was incorporated under the laws of the State of Maryland on February 23, 1988. This Proxy Statement relates to the Corporation's nine series or portfolios:

o     Vision Treasury Money Market Fund (the "Treasury Fund"),

o     Vision Money Market Fund (the "Money Market Fund"),

o    Vision New York  Tax-Free  Money  Market  Fund (the "New York Money  Market
     Fund"),

o     Vision U.S. Government Securities Fund (the "Government Securities Fund"),

o     Vision New York Municipal Income Fund (the "Municipal Income Fund"),

o     Vision Large Cap Value Fund (the "Large Cap Value Fund"),

o     Vision Mid Cap Stock Fund (the "Mid Cap Stock Fund"),

o     Vision Large Cap Growth Fund (the "Large Cap Growth Fund"), and

o     Vision Large Cap Core Fund ("Large Cap Core Fund").

      A series may be referred to in this Proxy Statement as a "Fund," and the series are collectively called the "Funds."

Q.    WHO IS ELIGIBLE TO VOTE?

A. Shareholders of record of the Funds at the close of business on August 30, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.    WHAT IS BEING VOTED ON AT THE SPECIAL MEETING?

     A. The Board is asking shareholders to vote on the following proposals affecting the Corporation:

     1.   To elect the Board of Directors of the Corporation (Proposal 1);

     2. To ratify the selection of Ernst & Young LLP as the independent auditors for the Corporation for the fiscal year ending April 30, 2001 (Proposal 2);

     3. To amend certain of the Funds' fundamental investment policies (Proposals 3(a)-3(g));

     4. To amend, and to reclassify as non-fundamental, certain of the Funds' fundamental investment policies (Proposals 4(a)-4(d));

     5. To eliminate certain of the Funds' fundamental investment policies (Proposals 5(a)-5(g));

     6. To reclassify a fundamental investment policy of the Municipal Income Fund as a non-fundamental investment policy of the Fund (Proposal 6); and

     7. To reorganize the Corporation from a Maryland corporation to a Delaware business trust (Proposal 7).

      At its meeting on August 11, 2000, the Board reviewed and approved the proposed changes to the fundamental investment policies of the Funds, and the proposed Agreement and Plan of Reorganization relating to the proposal to reorganize the Corporation as a Delaware business trust. All of the proposed changes, along with the Agreement and Plan of Reorganization, are subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice.

      The following table briefly identifies the proposals to be voted on at the Special Meeting and the shareholders who are being solicited with respect to each proposal. As reflected in the Notice and the Proxy Statement, Proposals 3 through 5 contain sub-proposals that apply to only certain Funds. Shareholders of a Fund to which a sub-proposal applies will vote separately on that sub-proposal. The discussion in the Proxy Statement and your proxy card(s) clarify which sub-proposals apply to your Fund(s).

      --------------------------------------------------------------------------
                         PROPOSAL                      SHAREHOLDERS SOLICITED

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      1. Election of Directors of the Corporation     All Funds of the
                                                      Corporation Voting
                                                      Together

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                                      All Funds of the

      2. Ratification of the Selection of the         Corporation Voting
      Independent Auditors                            Together
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                                      All Funds EXCEPT the Mid

                                                      Cap Stock Fund, Large

      3. Amendments to the Funds' fundamental         Cap Growth Fund and
      investment policies                             Large Cap Core Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                                      All Funds EXCEPT the Mid

      4. Amendments to, and the Reclassification of,  Cap Stock Fund, Large
      Certain of the Funds' fundamental investment    Cap Growth Fund and
      policies                                        Large Cap Core Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
                                                      All Funds EXCEPT the Mid

      5. Elimination of Certain of the Funds'         Cap Stock Fund, Large
      fundamental investment policies                 Cap Growth Fund and
                                                      Large Cap Core Fund

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      6. Reclassification of a fundamental
      investment policy pertaining to investing in
      exempt interest obligations as a                Municipal Income Fund
      non-fundamental investment policy               ONLY
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      7. Approval of an Agreement and Plan of         All Funds of the
      Reorganization whereby the Corporation would
      be reorganized as a Delaware business trust     Corporation
                                                      Voting Together

      --------------------------------------------------------------------------


Q.    HOW DO THE DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?

A.    The Directors recommend that shareholders vote FOR each proposal.

Q. ARE THERE ANY PROPOSALS THAT WILL IMPACT THE FUNDS' INVESTMENT POLICIES OR LIMITATIONS?

A. Yes. Although none of the proposed changes is expected currently to materially impact the day-to-day management of the Funds, it is proposed that certain of the Funds' investment policies that are "fundamental" (that is, those that cannot be changed without shareholder approval) be amended, reclassified as non-fundamental, or eliminated. If these proposals are approved by shareholders, the Funds' Board of Directors will have more flexibility to respond to future developments by changing the Funds' investment policies in a manner intended to achieve the Funds' investment goals without obtaining shareholder approval. Shareholders, of course, will be informed of any significant changes to the Funds' investment policies before such changes are implemented, and any additional amendments to the fundamental investment policies will have to be submitted to shareholders, for their approval. These proposals are intended to eliminate the cost and delay of seeking shareholder approval for changes in investment policies that would not otherwise require convening a shareholder meeting. Given the limited impact that these changes are expected to have currently on the day-to-day management of the Funds, shareholder approval of these proposals is not expected to increase the Funds' current overall level of risk.

Q. WHY AM I BEING ASKED TO APPROVE AMENDMENTS TO, AND RECLASSIFICATIONS OF, CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES?

A. Certain of the Funds' fundamental investment policies were adopted in response to state laws that are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendment and/or reclassification of these fundamental policies will provide the Funds with greater investment flexibility within the boundaries imposed by applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Funds are managed.

Q. WHY AM I BEING ASKED TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES?

A. Several of the Funds' current fundamental investment policies reflect past regulatory, business or industry conditions, and practices or requirements that are outdated, unnecessary or potentially burdensome. Approval of the proposals to eliminate certain investment policies initially will not result in any immediate changes to the management of the Funds, but will provide the Funds with greater flexibility to pursue their investment goals.

Q. WHY AM I BEING ASKED TO APPROVE THE REORGANIZATION OF THE CORPORATION FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST?

A. Delaware law offers several advantages to investment companies organized as a Delaware business trust as compared to Maryland corporations. The Delaware business trust is a less complicated structure, allows greater flexibility in an investment company's business operations, and may offer certain state tax and fee savings.

Q.    WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

A. If approved, each of the proposals will become effective on or about October 26, 2000.

Q.    HOW DO I VOTE MY SHARES?

A.   You may vote your shares (i) in person, by attending the Special Meeting or
     (ii) by mail. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.

      Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 7, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 7, your shares will be voted by the proxies as follows:

o     IN FAVOR of the nominees for the Board of Directors (Proposal 1);

o IN FAVOR of ratifying the selection of Ernst & Young LLP as independent auditors (Proposal 2);

o IN FAVOR of amending the fundamental investment policies that apply to your Fund(s) (Proposals 3(a)-3(g));

o IN FAVOR of amending and reclassifying certain of the fundamental investment policies that apply to your Fund(s) (Proposals 4(a)-4(d));

o IN FAVOR of eliminating the fundamental investment policies that apply to your Fund(s) (Proposals 5(a)-5(g));

o IN FAVOR of reclassifying the fundamental investment policy of the Municipal Income Fund concerning investment in exempt interest obligations as a non-fundamental investment policy (Proposal 6); and

o IN FAVOR of the reorganization of the Corporation from a Maryland corporation to a Delaware business trust (Proposal 7).

Q.    IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Corporation a written revocation, or (2) forwarding a later-dated proxy that is received by the Corporation at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.



                                  THE PROPOSALS

               PROPOSAL 1: ELECTION OF THE DIRECTORS OF THE CORPORATION

WHO ARE THE NOMINEES FOR THE BOARD OF DIRECTORS?

The Board currently consists of five (5) Directors. The role of the Directors is to oversee the operations of the Funds. The Board is responsible for managing the Corporation's business affairs and for exercising all of the Corporation's powers except those reserved for shareholders. The Directors seek to make certain that the Corporation is operated for the benefit of shareholders. The Directors review the Funds' performance, and select and oversee the services provided to the Funds by the investment adviser, the subadvisers, and the Corporation's other service providers. At the present time, the Corporation does not have any standing audit, nominating or compensation committees of the Board (or committees that perform similar functions).

The nominees for election to the Board are: Randall I. Benderson, Joseph J. Castiglia, Mark J. Czarnecki, Daniel R. Gernatt, Jr., and George K. Hambleton, Jr. (together, the "Nominees"). Each of the Nominees is presently serving as a Director. Messrs. Castiglia, Gernatt and Hambleton have served as Directors of the Corporation since February 23, 1988, and were elected Directors by the shareholders of the Corporation on November 23, 1988. Messrs. Benderson and Czarnecki, who have served as Directors of the Corporation since February 9, 1990 and August 11, 2000, respectively, have not previously been elected by shareholders of the Corporation. Each Nominee is currently eligible and has consented to continue to serve if elected. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.



If elected, the Directors will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. The election of each Director requires a majority vote of the shares represented in person or by proxy at the meeting and entitled to vote.



If any of the Nominees for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the persons named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any substitute candidate for election as a Director who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Corporation shall be nominated by the Directors who are not "interested persons" (the "Independent Directors"). The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Independent Directors.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

               SHAREHOLDERS VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR
                 ELECTION TO THE BOARD OF DIRECTORS OF THE CORPORATION
                         AS DESCRIBED IN THIS PROPOSAL 1

Listed below, for each Nominee, is his address, birthdate, and a brief description of his professional experience and principal occupations for the past five years:

RANDALL I. BENDERSON

570 Delaware Avenue
Buffalo, NY

Birthdate:  January 12, 1955

President and Chief Operating Officer, Benderson Development Company, Inc. (construction)


JOSEPH J. CASTIGLIA

Roycroft Campus
21 South Grove Street, Suite 291
East Aurora, NY 14052
Birthdate:  July 20, 1934

Director, The Energy East Corp., and its subsidiary New York State Electric & Gas Corp.; Sevenson Environmental Services, Inc.; Blue Cross & Blue Shield of Western New York, a division of HealthNow New York, Inc.; and Former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints) and chemical specialties.



MARK J. CZARNECKI*

Manufacturers and Traders Trust Company
One M&T Plaza

Buffalo, NY 14203
Birthdate:  November 3, 1955

Trustee

Executive Vice President, Manufacturers and Traders Trust Company ("M&T Bank"), division head for M&T Bank's investment area, M&T Investment Group.

DANIEL R. GERNATT, JR.

Richardson & Taylor Hollow Roads
Collins, NY
Birthdate:  July 14, 1940

President and CFO of Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Countryside Sand & Gravel, Inc.


GEORGE K. HAMBLETON, JR.

1003 Admiral's Walk
Buffalo, NY

Birthdate:  February 8, 1933

Retired President, Brand Name Sales, Inc. (catalog showroom business); Retired President, Hambleton & Carr, Inc. (catalog showroom business)


*This Director is deemed to be an "interested person" as defined in section 2(a)(19) of the 1940 Act.

HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?



The Directors anticipate meeting at least four (4) times during the current fiscal year to review the operations of the Funds and the Funds' investment performance. The Directors also oversee the services provided to the Funds by M&T Bank and the Corporation's other service providers. The Corporation currently pays the Directors, except Mr. Czarnecki, who receives no compensation, an annual retainer of $8,000, and a fee of $2,000 per Board meeting attended.



During the fiscal year ended April 30, 2000, there were four meetings of the Board. Each of the Directors, except as noted below, attended at least 75% of the total number of meetings of the Board. The following table shows the fees paid to the Directors by the Corporation.

NAME OF DIRECTOR1        TOTAL FEES RECEIVED

                              FROM THE

                           CORPORATION2, 3

----------------------------------------------
Randall I. Benderson           $8,000
Joseph J. Castiglia            $8,000
Daniel R. Gernatt, Jr.         $8,000
George K. Hambleton, Jr.       $7,500

1. Mr. Czarnecki, who became a Director of the Corporation on August 11, 2000, was not a Director during the fiscal year ended April 30, 2000.

2.  Compensation received for the fiscal year ended April 30, 2000.

3. Total fees is provided for the Corporation, which is comprised of nine portfolios.


The Articles of Incorporation of the Corporation provide that Directors will continue in office until their respective successors are elected, and therefore, when elected, Directors will hold office during the lifetime of the Corporation, except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Corporation.

In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

WHO ARE THE OFFICERS OF THE CORPORATION?

The officers of the Corporation are elected annually by the Directors. Each officer holds the office until qualification of his or her successor. The names and birthdates of the officers of the Corporation, as well as their principal occupations during the past five years, are set forth below:

EDWARD C. GONZALES

Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930

President and Treasurer

President, Executive Vice President and Treasurer of other funds distributed by Federated Securities Corp.; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of other funds distributed by Federated Securities Corp.; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.


BETH S. BRODERICK

Federated Investors Tower
Pittsburgh, PA
Birthdate: August 2, 1965

Vice President and Assistant Treasurer

Vice President, Mutual Fund Services Division, Federated Services Company.

C. TODD GIBSON

Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1967

Secretary



Corporate  Counsel,   Federated  Investors,   Inc.;  Assistant  Vice  President,
Federated Services Company.


None of the officers of the Corporation received salaries from the Corporation during the fiscal year ended April 30, 2000. As of August 30, 2000, the Corporation's Board and officers, as a group, owned less than 1% of each Fund's and the Corporation's outstanding shares.



            PROPOSAL 2: RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
                    AS THE INDEPENDENT AUDITORS FOR THE CORPORATION

HOW ARE INDEPENDENT AUDITORS SELECTED?

The Independent Directors review the maintenance of the Funds' records and the safekeeping arrangements of the Funds' custodian, review the arrangements for and scope of the audit conducted by and the work of the Corporation's independent auditors, and determine who will serve as the independent auditors for the Corporation.

WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

For the last fiscal year, the Board, including all of the Independent Directors, selected the firm of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, to serve as auditors for the Corporation. Ernst & Young LLP has examined and reported on the fiscal year-end financial statements, dated April 30, 2000, and certain related U.S. Securities and Exchange Commission filings. The auditors give an opinion on the financial statements in the Funds' annual report to shareholders. You are being asked to ratify the Independent Directors' selection of Ernst & Young LLP as auditors of the Corporation.



Neither the firm of Ernst & Young LLP nor any of its members have any material direct or indirect financial interest in the Funds. Representatives of Ernst & Young LLP are not expected to be present at the Special Meeting, but they will have the opportunity to make a statement if they wish. Representatives of Ernst & Young LLP are not expected to be available to respond to appropriate questions at the meeting should any matter arise requiring their presence.



                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                        SHAREHOLDERS VOTE FOR PROPOSAL 2

                        APPROVAL OF CHANGES TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS 3(A) THROUGH 3(G), PROPOSALS 4(A) THROUGH 4(D), PROPOSALS 5(A) THROUGH 5(G) AND PROPOSAL 6.

WHY ARE THE FUNDS AMENDING, RECLASSIFYING OR ELIMINATING CERTAIN OF THEIR FUNDAMENTAL INVESTMENT POLICIES?

The 1940 Act, which was adopted to protect mutual fund shareholders, requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed ONLY by shareholder vote. Both types of policies and restrictions are referred to as "fundamental policies." These policies and restrictions limit the investment activities of Manufacturers and Traders Trust Company, the Funds' investment adviser (the "Adviser"), as well as the investment activities of Federated Investment Management Company ("FIMCO"), the sub-adviser to the New York Money Market Fund, and Independence Investment Associates, Inc. ("IIA"), the sub-adviser to the Mid Cap Stock Fund (FIMCO and IIA are together the "Sub-Advisers").

After the Corporation was formed in 1988, legal and regulatory requirements applicable to mutual funds changed. Among other developments, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. In addition, because the Funds have been formed at different times, they are subject to differing fundamental investment policies regarding the same types of investment activities. Accordingly, the Directors have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental investment policies.

The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

          (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

          (iii)eliminate those fundamental policies that are no longer required by the securities laws of the various states.

By reducing the number of policies that can be changed only by shareholder vote, and by standardizing and streamlining those investment policies, the Directors believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the Adviser's (and the Sub-Advisers') ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.

                        FUNDAMENTAL POLICIES          NON-FUNDAMENTAL POLICIES

                        ---------------------------   --------------------------

Who must approve        Board of Directors and        Board of Directors
changes in the          shareholders
policies?

How quickly can a       Fairly slowly, since a        Fairly quickly, because
change in the policies  vote of shareholders is       the change can be
be made?                required                      accomplished by action of
                                                      the Board of Directors
                                                      alone

What is the relative    Costly to change because      Less costly to change
cost to change a        a shareholder vote            because a change can be
policy?                 requires holding a            accomplished by action of
                        meeting of shareholders       the Board of Directors
                                                      alone



The recommended changes are specified below. Each of Proposals 3(a) through 3(g), Proposals 4(a) through 4(d), Proposals 5(a) through 5(g) and Proposal 6, will be voted on separately by shareholders of each Fund that is effected by the proposed changes, and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. (See "FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

The proposed standardized fundamental investment policies (discussed in Proposals 3(a) through 3(g)) cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. As modified, the proposed policies will satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUNDS' INVESTMENT OBJECTIVES. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF DIRECTORS DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE (I.E., INCREASE) IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENTS IN THE FUNDS. NOR DOES THE BOARD OF DIRECTORS ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES, INDIVIDUALLY OR IN THE AGGREGATE, WILL, AT THIS TIME, CHANGE MATERIALLY THE MANNER IN WHICH THE FUNDS ARE CURRENTLY MANAGED. IN THE EVENT THAT THERE IS A MATERIAL CHANGE IN THE FUTURE, SHAREHOLDERS WILL BE NOTIFIED.

The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental investment policies that are treated separately below currently are combined within a single existing fundamental investment policy.

Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.



PROPOSAL 3: APPROVAL OF AMENDMENTS TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

               PROPOSAL 3(A): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                       POLICIES REGARDING DIVERSIFICATION

THIS PROPOSAL APPLIES TO THE MONEY MARKET FUND, NEW YORK MONEY MARKET FUND, GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE FUND ONLY.

The Funds are presently subject to fundamental investment policies relating to the diversification of their investments that provide:

      MONEY MARKET FUND:

      "The Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

      NEW YORK MONEY MARKET FUND:

      "The Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

      GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE FUND:

      "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer."

Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. However, up to 25% of the fund's total assets may be invested without regard to these limitations. In addition, the 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other open-end investment companies.

In order to afford the Adviser and FIMCO maximum flexibility in managing the Funds' assets, the Directors propose to amend the Funds' diversification policies to be consistent with the definition of a diversified investment company under the 1940 Act. The restated policies comply with the U.S. Securities and Exchange Commission's (the "SEC" or the "Commission") general definition of diversification, and the SEC Staff's interpretations regarding the classification of certain portfolio investments for these purposes under the 1940 Act.

Upon approval of the Funds' shareholders, each Fund's fundamental investment policy relating to diversification will be amended to provide:

      "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

WHAT EFFECT WILL AMENDING THE CURRENT FUNDAMENTAL  DIVERSIFICATION POLICIES HAVE
ON

THE FUNDS?

Although the 1940 Act and the SEC Staff's interpretations thereof exclude the securities of other investment companies from the statutory 75% limitation, as well as those of the U.S. government and its agencies and instrumentalities (including repurchase agreements collateralized by these securities), the current policies (except for the policy of the New York Money Market Fund) do not include such a carve-out for the securities of other investment companies. The proposed policies exclude from the 5% and 10% limitations the purchase by the Funds of the securities of other investment companies. With this exclusion, the Funds would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations (but remaining subject to other limitations contained in the 1940 Act regarding investing in securities of other investment companies, or any exemptions from such limitations).

Amending the Funds' diversification policies would make them consistent with the definition of a diversified investment company under the 1940 Act (and the SEC Staff's interpretations thereof) with respect to the securities of other investment companies and U.S. government securities, and would provide the Funds with greater investment flexibility. The proposed investment policies also clarify that the 5% and 10% limitations do not apply to 25% of the Funds' total assets. However, it is not currently anticipated that adoption of the proposed policies would materially change the way the Funds are currently managed.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 3(A)

PROPOSAL 3(B): TO AMEND THE FUNDS'  FUNDAMENTAL  INVESTMENT  POLICIES  REGARDING
     BORROWING MONEY AND ISSUING SENIOR SECURITIES

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.

The Funds are subject to the following fundamental investment policies pertaining to borrowing money and issuing senior securities:

      TREASURY FUND AND MONEY MARKET FUND:

      "The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the terms described in its prospectuses. The Fund will not issue senior securities. The Fund does not anticipate entering into reverse repurchase agreements in excess of 5% of its net assets."

      NEW YORK MONEY MARKET FUND:

      "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed."

      MUNICIPAL INCOME FUND, GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE
      FUND: "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding."

SENIOR SECURITIES - GENERALLY. Under the 1940 Act, the Funds must have a fundamental investment policy describing their ability to issue senior securities. A "senior security" is an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end investment company from issuing senior securities in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided the investment company meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits an investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risks associated with these transactions.

BORROWING - GENERALLY. The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to the claims of creditors who might have a claim to the company's assets that would take precedence over the claims of shareholders. An investment company's borrowing policy must be fundamental.

Under the 1940 Act, an investment company may borrow from banks up to one-third of its total assets (including the amount borrowed). Within this limitation, an investment company may borrow up to 5% of its total assets for temporary purposes from any person. Investment companies typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows an investment company greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

Upon the approval of the Funds' shareholders, the fundamental investment policies governing borrowing money and issuing senior securities by each Fund will state:

      "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof."

WHAT  EFFECT  WILL  AMENDING  THE  FUNDAMENTAL   INVESTMENT  POLICIES  REGARDING
BORROWING MONEY AND ISSUING SENIOR SECURITIES HAVE ON THE FUNDS?

The Treasury Fund and Money Market Fund are presently limited to borrowing up to 5% of their assets only by entering into reverse repurchase agreements for temporary purposes, rather than being permitted to engage in various borrowing transactions in an amount not to exceed the 33 1/3% allowed under current law. The New York Money Market Fund is limited to borrowing in amounts up to one-third of its total assets. The current policies of the Municipal Income Fund, Government Securities Fund and Large Cap Value Fund also state that the Funds may not purchase any securities when borrowings in excess of 5% of the value of the Funds' total assets are outstanding. In addition, the Municipal Income Fund, Government Securities Fund and Large Cap Value Fund are presently confined to engaging in these activities only as temporary, extraordinary or emergency measures to facilitate management of the portfolios by enabling the Funds to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.

The proposed policy for each Fund would permit borrowing up to the current legally permissible limit of 33 1/3%. The proposed policy would also clarify that the Funds may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary or emergency purposes. Under current law, borrowings must not exceed 33 1/3% of total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed policy, the Funds would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

Since the proposed borrowing policies would provide the Funds with greater borrowing flexibility, the Funds may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total returns.



The proposed senior securities policy would amend the Funds' current fundamental investment policies and would permit the Funds to engage in permissible types of leveraging transactions under the 1940 Act. Essentially, the proposed policy clarifies the Funds' ability to engage in the investment transactions outlined above, which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. It should be noted, though, that engaging in those leveraging transactions may subject a Fund to additional costs and risks.

The Board does not anticipate that additional risk to the Funds will occur as a result of amending the current policies because the Funds have no present intention of changing their current investment practices or engaging in transactions that may be interpreted as issuing senior securities.



                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 3(B)

PROPOSAL 3(C): TO AMEND THE FUNDS'  FUNDAMENTAL  INVESTMENT  POLICIES  REGARDING
     INVESTMENTS IN REAL ESTATE

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.

The Funds are currently subject to fundamental investment policies relating to investing in real estate that provide:

      TREASURY FUND AND MONEY MARKET FUND:

      "The Fund will not invest in real estate, except that it may purchase marketable securities of companies engaged in such activities."

      NEW YORK MONEY MARKET FUND:

      "The Fund will not purchase or sell real estate although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

      MUNICIPAL INCOME FUND, GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE
      FUND: "The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

Under the 1940 Act, an investment company's policy concerning investments in real estate must be fundamental. The proposed policies will clarify the types of instruments in which the Funds may invest.

Upon shareholder approval, each Fund's fundamental investment policy relating to investing in real estate will provide:

      "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

WHAT EFFECT WILL AMENDING THE REAL ESTATE POLICIES HAVE ON THE FUNDS?

The proposed fundamental investment policy will not materially alter the Funds' current investment practices, as the proposed fundamental policy will not permit a Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. The Funds do not presently anticipate changing their current practices relating to investing in real estate if the new policy is approved by shareholders.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 3(C)

PROPOSAL 3(D): TO AMEND THE FUNDS'  FUNDAMENTAL  INVESTMENT  POLICIES  REGARDING
     INVESTMENTS IN COMMODITIES

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.

The Funds are currently subject to fundamental investment policies relating to investing in commodities that provide:

      TREASURY FUND AND MONEY MARKET FUND:

      "The Fund will not purchase or sell commodities, commodity contracts (including futures contracts) except that it may purchase marketable securities of companies engaged in such activities."

      NEW YORK MONEY MARKET FUND:

      "The Fund will not invest in commodities, commodity contracts or commodity futures contracts."

      MUNICIPAL INCOME FUND, GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE
      FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase and sell futures contracts and related options."

Under the 1940 Act, the Funds' policy relating to commodities must be fundamental. Historically, the most common types of commodities available for purchase in the marketplace have been physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be "commodities" and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.



Upon shareholder approval, each Fund's fundamental investment policy relating to investing in commodities will provide:

      "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

      For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities."

WHAT EFFECT WILL AMENDING THE COMMODITIES POLICIES HAVE ON THE FUNDS?

While the proposed policy for the Treasury Fund, Money Market Fund and New York Money Market Fund alters the scope of the Funds' current permitted practices (by removing the explicit prohibition on engaging in futures contracts), the Funds do not presently intend to invest in financial futures contracts. In the case of the Municipal Income Fund, Government Securities Fund and Large Cap Value Fund, the proposed policy would accord each Fund greater flexibility to invest in financial futures contracts and related options than each Fund enjoys currently. As proposed, the policy would permit investments in financial futures instruments for either investment or hedging purposes, which is broader than these three Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Adviser determined that such investments are advisable and such practices were appropriately disclosed in the Funds' prospectuses or statement of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially unlimited. At the present time, the Funds do not intend to engage in these activities beyond what is disclosed in the Funds' current prospectuses. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.



                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 3(D)

PROPOSAL 3(E): TO AMEND THE FUNDS'  FUNDAMENTAL  INVESTMENT  POLICIES  REGARDING
     UNDERWRITING SECURITIES

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.

The Funds are subject to the following fundamental investment policies pertaining to underwriting securities:

      TREASURY FUND AND MONEY MARKET FUND:

      "The Fund will not engage in underwriting securities issued by others."

      NEW YORK MONEY MARKET FUND, GOVERNMENT SECURITIES FUND, MUNICIPAL INCOME FUND AND LARGE CAP VALUE FUND: "The Fund will not underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

Under the 1940 Act, each Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase a security for investment purposes that it later resells or redistributes to institutional investors or others under circumstances where the Funds could possibly be considered to be an underwriter under the technical definition of underwriter contained in the federal securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the investment company is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed policies encompass these SEC positions.

Upon shareholder approval, each Fund's fundamental investment policy pertaining to underwriting securities will provide:

      "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING POLICIES HAVE ON THE FUNDS?

The proposed policy is similar to the Funds' current investment policies. However, the proposed underwriting policy clarifies that the Funds may sell their own shares without being deemed to be an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

The proposed policy also specifically permits the Funds to resell restricted securities in those instances where there may be a question as to whether the Funds are technically acting as an underwriter. It is not anticipated that adoption of the proposed policy would involve any additional risk as the proposed policy would not affect the way the Funds are currently managed.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 3(E)

               PROPOSAL 3(F): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                           POLICIES REGARDING LENDING

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.

The Funds are presently subject to fundamental investment policies limiting their ability to make loans that state:

      TREASURY FUND, MONEY MARKET FUND AND NEW YORK MONEY MARKET FUND: "The Fund will not make loans, except that it may purchase and hold debt instruments, including repurchase agreements, in accordance with its investment objective and policies."

      MUNICIPAL INCOME FUND, GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE
      FUND: "The Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the value of the Fund's total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations."

Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Funds invest in debt securities, such investments might be considered to be a loan from the Funds to the issuer of the debt securities. In order to ensure that a Fund may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Funds' current fundamental policies specifically carve out such activities from their prohibitions.

In addition, the current fundamental investment policies of the Municipal Income Fund, Government Securities Fund and Large Cap Value Fund explicitly permit those Funds to lend their portfolio securities. Securities lending is a practice that has become common in the investment company industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of other securities transactions. The collateral delivered to the Funds in connection with such a transaction is then invested to provide the Funds with additional income they might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds currently are subject. Also, securities on loan cannot generally be sold until the term of the loan is over.

Upon shareholder approval, each Fund's fundamental investment policy relating to lending will provide:

      "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

WHAT EFFECT WILL AMENDING THE CURRENT LENDING POLICIES HAVE ON THE FUNDS?

The proposed policy is similar to the Funds' current policies, but would provide the Funds, particularly the Treasury Fund, Money Market Fund and New York Money Market Fund, with greater lending flexibility. Although the proposed policy retains the exceptions reflected in the existing policies, it also would permit the Funds to invest in loan participations and direct corporate loans, investments which recently have become more common for investment companies. The proposed policy also would provide the Funds with additional flexibility to make loans to affiliated investment companies.

It is not anticipated that adoption of the proposed policy would pose any significant additional risks as the proposed policy is not expected to affect the way the Funds are currently managed.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 3(F)

               PROPOSAL 3(G): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
              POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS

                  IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.

The Funds are presently subject to fundamental investment policies relating to the concentration of their investments that provide:

      MONEY MARKET FUND:

      "The Fund will not invest more than 25% of the value of its total assets in issuers in the same industry.

      With respect to the Fund, utilities will be divided according to their services; for example, gas, gas transmissions, electric and gas, electric, and telephone will each be considered a separate industry. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of their parents.

      The Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments (i.e., repurchase agreements)."

      NEW YORK MONEY MARKET FUND:

      "The Fund will not invest more than 25% of the value of its total assets in issuers of the same industry, except that it may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by these money market instruments (i.e., repurchase agreements), or in securities of other investment companies."

      MUNICIPAL INCOME FUND:

      "The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund for temporary defensive purposes may invest 25% or more of the value of its total assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities.

      In addition, the Fund may invest more than 25% of the value of its total assets is obligations issued by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions."

      GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE FUND:

      "The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities."

Under the 1940 Act, each Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. Under the federal securities laws, an investment company "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

Upon the approval of shareholders, the Funds' fundamental investment policies regarding concentration would provide:

      "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and most municipal securities will not be deemed to constitute an industry."

In addition, the Board has approved certain related non-fundamental investment policies for each Fund, which will be adopted if the new fundamental investment policy is approved by shareholders. These non-fundamental policies will provide that, in applying the concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. Also, to conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, a Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. Moreover, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

WHAT EFFECT WILL AMENDING THE CURRENT POLICIES REGARDING INDUSTRY CONCENTRATION HAVE

ON THE FUNDS?

The proposed policy would significantly simplify the Funds' current concentration policies. Also, the proposed concentration policy would clarify the current concentration policies' application to the Funds' "net" assets, rather than the Funds' total assets (in accordance with changes in the SEC Staff's position). Further, the new policy would provide the Funds with additional flexibility because the policy exempts from the 25% limitation securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or the securities of other investment companies as permitted by the 1940 Act. (Currently, only the investment policy of the New York Money Market Fund exempts the securities of other investment companies from this limitation.) Such investment flexibility will help the Funds respond to future legal, regulatory, market or technical changes. However, adoption of the proposed policies is not expected to change materially the way in which the Funds are currently managed, as the Funds do not intend to begin concentrating in U.S. government securities or in shares of other investment companies.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 3(G)

PROPOSAL 4: APPROVAL OF AMENDMENTS TO, AND THE  RECLASSIFICATION  OF, CERTAIN OF
     THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

            PROPOSAL 4(A): TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL,
                   THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

                      REGARDING BUYING SECURITIES ON MARGIN

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.



The Funds are not required under applicable law to have a fundamental investment policy regarding margin transactions, provided the Funds adhere to the SEC's collateralization requirements. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with non-fundamental policies. The Funds' current policies provide:

      TREASURY FUND AND MONEY MARKET FUND:

      "The Fund will not purchase any securities on margin, or participate on a joint or joint and several basis in any securities trading account."

      NEW YORK MONEY MARKET FUND:

      "The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."

      MUNICIPAL INCOME FUND, GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE
      FUND: "The Fund will not purchase any securities on margin, except as described below and other than in connection with buying financial futures contracts, put options on financial futures, put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for clearance of purchase and sales of securities.

      The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin."

The proposed non-fundamental investment policies make some language changes from the existing fundamental restrictions, but they do not represent a material change to the Funds' current policies with regard to these types of transactions. Upon shareholder approval of the elimination of the existing fundamental policies on engaging in margin transactions, the Funds would become subject to the following non-fundamental investment policies:

      TREASURY FUND, MONEY MARKET FUND AND NEW YORK MONEY MARKET FUND: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

      MUNICIPAL INCOME FUND, GOVERNMENT SECURITIES FUND AND LARGE CAP VALUE
      FUND: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

As a general matter, the Funds' ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act (in the absence of collateralization). Reclassification of the restrictions, therefore, would not affect the Funds' inability to purchase securities on margin. Furthermore, the Funds have not previously engaged in these investment activities, nor do they currently intend to do so in the future.



By reclassifying these fundamental investment policies as a non-fundamental investment policy, the Board may, in the future, modify the policy without shareholder approval. However, shareholders would be notified prior to any material changes in the non-fundamental investment policy.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 4(A)

PROPOSAL 4(B):  TO AMEND,  AND TO  RECLASSIFY  AS  NON-FUNDAMENTAL,  THE  FUNDS'
     FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.



The Funds are not required under applicable law to have a fundamental investment policy with respect to the pledging of assets. The Board of the Corporation believes that the Funds' policies on pledging assets should be made non-fundamental. The non-fundamental policies would be similar to the fundamental policies proposed to be reclassified, which state:

      TREASURY FUND AND MONEY MARKET FUND:

      "The Fund will not mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing."

      NEW YORK MONEY MARKET FUND:

      "The Fund will not mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing."

      MUNICIPAL INCOME FUND, GOVERNMENT SECURITIES FUND, AND LARGE CAP VALUE
      FUND: "The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis."

The Board does not expect this change to have a material impact on the Funds' operations. Upon shareholder approval of the elimination of the existing fundamental policies on pledging assets, each Fund would become subject to the following non-fundamental investment policy:

      "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

As a general matter, and similar to engaging in margin transactions (as described in Proposal 4(a) above) the Funds' ability to pledge their assets raises senior security issues and is specifically prohibited under the 1940 Act (in the absence of collateralization). Reclassification of the restrictions, therefore, would not affect the Funds' inability to pledge their assets. Furthermore, the Funds have not previously engaged in these investment activities, nor do they currently intend to do so in the future.



By reclassifying these fundamental investment policies as a non-fundamental investment policy, the Board may, in the future, modify the policy without shareholder approval. However, shareholders would be notified prior to any material changes in the non-fundamental investment policy.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 4(B)

            PROPOSAL 4(C): TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTING
                      IN SECURITIES OF OTHER INVESTMENT COMPANIES

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND THE MONEY MARKET FUND ONLY.

The Treasury Fund and the Money Market Fund are currently subject to a fundamental investment policy that prohibits each Fund's investment in securities issued by any other investment company, except as part of a merger, consolidation, reorganization or acquisition of assets. This policy, which is more restrictive than the 1940 Act's provisions relating to investing in securities of other investment companies, was originally included in the Funds' fundamental investment policies in response to various state law requirements. Under NSMIA, however, the Funds are no longer required to retain such a policy as a fundamental policy.

If approved by shareholders, each Fund's non-fundamental investment policy relating to investing in securities of other investment companies will state:

      "The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser."

The proposed policy is consistent with the 1940 Act's restrictions. The 1940 Act's restrictions state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT POLICIES REGARDING INVESTING IN OTHER INVESTMENT COMPANIES HAVE ON THE FUNDS?

Amending the policy would expand the investment opportunities available to the Funds, particularly by allowing the Funds to invest temporary cash reserves in shares of other money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to non-fundamental (or operating) policies, the Directors believe that maximum flexibility will be afforded to the Funds to amend the policy as appropriate in the future to reflect regulatory changes without the burden and delay to the Funds and their shareholders of holding a special meeting.

The money market funds in which the Funds may invest pay an advisory fee. However, the Adviser and the Directors believe that the benefits derived from having the cash invested outweigh any reduction in the amount earned as a result of such a fee. The ability to purchase shares of money market funds would be beneficial because it would provide investment opportunities to the Funds late in each business day, when opportunities to acquire acceptable money market instruments are limited. Otherwise, the Funds could be forced to leave some of their cash uninvested resulting in little or no investment income.

Under an exemptive order received from the SEC, the Funds are permitted to invest in affiliated money market funds, subject to certain SEC imposed conditions. If shareholders approve the proposed change in the fundamental investment policy, then the Funds would reserve the right to invest in affiliated money market funds for cash management purposes.

By reclassifying these fundamental investment policies as a non-fundamental investment policy, the Board may, in the future, modify the policy without shareholder approval. However, shareholders would be notified prior to any material changes in the non-fundamental investment policy.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                                          SHAREHOLDERS VOTE FOR PROPOSAL 4(C)





           PROPOSAL 4(D): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

                     REGARDING INVESTING IN RESTRICTED SECURITIES

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND MONEY MARKET FUND ONLY.

The Treasury Fund and the Money Market Fund are presently subject to fundamental investment policies pertaining to investments in restricted securities that provide that each Fund "will not invest in securities subject to legal or contractual restrictions."

These policies were adopted by the Funds because, historically, restricted securities were viewed as illiquid, since restricted securities could not be sold within seven days. Investment companies issuing redeemable securities are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in each Fund's portfolio must be "liquid," so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID and can be purchased without jeopardizing the liquidity of a Fund's portfolio.

Certain state securities regulators previously required mutual funds to have a fundamental investment policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the directors and trustees of investment companies the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the Adviser, provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.



Each Fund's current restricted securities policy prohibits the Fund from investing in restricted securities, even if the securities are determined by the Adviser to be liquid. This policy went well beyond the prior state requirements. As a result, the Funds' management has suggested that the policies be revised to allow the Funds flexibility to invest in restricted securities that are considered to be liquid under the Board's guidelines on such securities. The revised policies will allow each Fund to invest up to 10% of its net assets in restricted securities. The SEC Staff takes the position that an investment company, such as a money market fund, should not invest more than 10% of its net assets in restricted securities (the SEC Staff allows a non-money market fund - a fluctuating net asset value fund - to invest up to 15% of its net assets in restricted securities). The proposed policy would comply with the SEC Staff's guidelines. Finally, it has been proposed that the revised restricted securities policy be made non-fundamental. Establishing the policy as non-fundamental would enable the Funds to change the policies in the future without shareholder approval. However, shareholders would be notified prior to any material changes in the non-fundamental investment policy.

Upon shareholder approval of the elimination of the existing fundamental policies on investing in restricted securities, the Funds would become subject to the following non-fundamental investment policies:

      "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 4(D)



                   PROPOSAL 5: ELIMINATION OF CERTAIN OF THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

WHY IS THE BOARD RECOMMENDING THAT THE FUNDAMENTAL POLICIES BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUNDS?

The Board has determined that certain of the Funds' current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company that intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investments in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, and are not in accordance with SEC Staff positions, the management of the Funds has recommended, and the Board has determined, that these policies should be eliminated. The elimination of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities provided that the investments are consistent with the Funds' investment objectives and policies. Also, the Board believes that the Funds will be able to eliminate the costs and delays associated with holding future shareholder meetings to revise policies in the future.

WHAT ARE THE RISKS IN ELIMINATING THE POLICIES?

The Board does not anticipate that eliminating the policies will result in any additional material risk to the Funds. Although the Funds' current policies, as drafted, are no longer legally required, the Funds' ability to employ the investment strategies covered by them will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention of changing their present investment practices as a result of eliminating these policies, except to the limited extent described below. The Board believes that eliminating the policies is in the best interest of the Funds' shareholders, as it will provide the Funds with increased flexibility to pursue their investment goals.

              PROPOSAL 5(A): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT
                      POLICIES REGARDING SELLING SECURITIES SHORT

THIS PROPOSAL APPLIES TO ALL FUNDS EXCEPT THE MID CAP STOCK FUND, LARGE CAP GROWTH FUND AND LARGE CAP CORE FUND.



The Funds are not required under applicable law to have a fundamental investment policy with respect to short sales of securities provided the Funds adhere to the SEC's collateralization requirements. Each Fund's current fundamental investment policy states that "the Fund will not sell any securities short."

To provide the Funds with enhanced flexibility, the Board believes that each Fund's policy prohibiting short sales of securities should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of these policies, the Funds do not expect to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short. To the extent that the Funds engage in short sales (including short sales that are properly collateralized), the Funds are subject to certain risks because short selling is an aggressive trading practice with a high risk/return potential. For example, if the price of a stock sold short by a Fund rises, the Fund will lose money.



Upon shareholder approval of Proposal 5(a), the existing fundamental investment policies on selling securities short by the Funds will be eliminated.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 5(A)

              PROPOSAL 5(B): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTING IN ISSUERS OWNED BY OFFICERS AND DIRECTORS

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND MONEY MARKET FUND ONLY.

The Treasury Fund and the Money Market Fund are subject to fundamental investment policies that provide:

      "The Fund will not purchase or retain securities of any issuer if the officers or Directors of the Corporation or the Fund's investment adviser owning beneficially more than one-half of 1% of the issuer's securities together own beneficially more than 5% of such securities."

The Funds' current investment policy limits each Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Corporation or the Adviser. This policy was adopted many years ago pursuant to now obsolete state securities laws concerning conflicts of interest. As a general matter, elimination of this fundamental investment policy should not have any impact on the day to day management of the Treasury Fund or the Money Market Fund, as the 1940 Act's conflict of interest restrictions would continue to apply to the Funds.

Upon shareholder approval of Proposal 5(b), the existing fundamental investment policies regarding investing in certain issuers owned by officers and Directors by the Treasury Fund and Money Market Fund will be eliminated.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 5(B)

PROPOSAL 5(C): TO REMOVE THE FUNDS'  FUNDAMENTAL  INVESTMENT  POLICIES REGARDING
     INVESTING IN PUTS AND CALLS

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND MONEY MARKET FUND ONLY.

The Treasury Fund and Money Market Fund are subject to fundamental policies that state that "the Fund will not write or purchase put or call options." These policies were required to be adopted by certain states until the adoption of NSMIA in 1996. Since these restrictions are no longer required under current law, the Adviser has recommended that they be eliminated.



Notwithstanding the elimination of these policies, the Funds do not currently expect to engage in these activities. In the event that the Funds do engage in these activities, the Funds will do so in accordance with the limitations contained in the 1940 Act and the SEC Staff's interpretations thereof. The use of puts and calls involves the Adviser's opinion about movements in interest rates, markets and other economic factors. Substantial losses can be sustained from these activities if the Adviser is incorrect in its predictions or judgments about these factors. Such activities, and their attendant risks, would be described in the Funds' prospectuses and/or statement of additional information.



Upon shareholder approval of Proposal 5(c), the existing fundamental investment policies prohibiting the use of puts and calls by the Treasury Fund and Money Market Fund will be eliminated.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 5(C)

              PROPOSAL 5(D): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT
                    POLICIES PROHIBITING INVESTMENT IN NEW ISSUERS

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND MONEY MARKET FUND ONLY.

Each of the Treasury Fund and Money Market Fund is subject to a fundamental investment policy that states:

      "The Fund will not invest more than 10% of the value of its total assets in the securities of issuers which have records of less than three years of continuous operation, including the operation of any predecessor."

The Funds' current fundamental investment policies limit the Funds' ability to invest in companies that have a record of less than three years continuous operation. Following the adoption of NSMIA, such limitations are no longer required to be a fundamental investment policy. As a general matter, elimination of this fundamental policy is not intended to have a material impact on the day to day management and operation of the Funds.

Upon shareholder approval of Proposal 5(d), the existing fundamental investment policies limiting investments in new issuers by the Treasury Fund and Money Market Fund will be eliminated.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 5(D)

PROPOSAL 5(E): TO REMOVE THE FUNDS'  FUNDAMENTAL  INVESTMENT  POLICIES REGARDING
     INVESTING IN VOTING SECURITIES AND REVENUE BONDS

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND MONEY MARKET FUND ONLY. Each of the Treasury Fund and the Money Market Fund is subject to a fundamental investment policy that provides:

      "The Fund will not buy common stock or voting securities of state, municipal or industrial revenue bond issuers."

The Directors have determined that the Funds' current policies prohibiting the purchase of common stocks and voting securities of these issuers are unnecessary, since most municipal money market instruments do not carry voting rights and are not common stock. Therefore, the Directors are recommending that these policies be deleted.

Upon shareholder approval of Proposal 5(e), the existing fundamental investment policies regarding investing in common stock or voting securities of state, municipal or industrial revenue bond issuers by the Treasury Fund and Money Market Fund will be eliminated.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 5(E)

                    PROPOSAL 5(F): TO REMOVE THE FUNDS' FUNDAMENTAL
              INVESTMENT POLICIES REGARDING INVESTING TO EXERCISE CONTROL

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND MONEY MARKET FUND ONLY.

The Treasury Fund and the Money Market Fund are subject to fundamental investment policies that state that each Fund "will not invest in any issuer for purposes of exercising control or management."

The Funds' current fundamental investment policies limit the Funds' ability to invest for purposes of exercising control or management. These policies were adopted in response to various state securities laws and are no longer required following the adoption of NSMIA. Often, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. These policies were intended to ensure that an investment company would not be engaged in the business of managing another company.

Eliminating the policies will not have any impact on the day to day management of the Funds because the Funds have no present intention to invest in an issuer for the purposes of exercising control or management. In addition, as diversified investment companies and money market funds, the Funds are subject to other stringent restrictions under the 1940 Act relating to acquiring voting securities and the Funds' permissible portfolio securities.

Upon shareholder approval of Proposal 5(f), the existing fundamental investment policies prohibiting investing for control or management by the Treasury Fund and Money Market Fund will be eliminated.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 5(F)

PROPOSAL 5(G): TO REMOVE THE FUNDS'  FUNDAMENTAL  INVESTMENT  POLICIES REGARDING
     INVESTING IN OIL, GAS AND MINERALS

THIS PROPOSAL APPLIES TO THE TREASURY FUND AND MONEY MARKET FUND ONLY.

Each of the Treasury Fund and the Money Fund is subject to a fundamental investment policy that provides:

      "The Fund will not invest in oil, gas or mineral exploration or development programs, except that it may purchase marketable securities of companies engaged in such activities."

These policies were required to be adopted by certain states prior to the enactment of NSMIA. As these policies are no longer required under present law, the Adviser has recommended that they be eliminated. Notwithstanding the elimination of these fundamental policies, the Funds do not expect to engage in these investments.

Upon shareholder approval of Proposal 5(g), the existing fundamental investment policies prohibiting investing in oil, gas and minerals by the Treasury Fund and Money Market Fund will be eliminated.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 5(G)

PROPOSAL 6: TO RECLASSIFY  THE  FUNDAMENTAL  INVESTMENT  POLICY OF THE MUNICIPAL
     INCOME FUND, REGARDING INVESTING IN EXEMPT INTEREST OBLIGATIONS, AS A NON-FUNDAMENTAL INVESTMENT POLICY

THIS PROPOSAL APPLIES TO THE MUNICIPAL INCOME FUND ONLY.

Presently, the Municipal Income Fund is subject to a fundamental investment policy that states:

      "The Fund will not invest less than 80% of its net assets in securities the interest on which is exempt from federal regular income tax, except during temporary defensive periods. AMT obligations are not counted as securities the interest on which is exempt from federal regular income tax."

The Adviser has recommended that this fundamental investment policy be reclassified as an IDENTICAL, non-fundamental investment policy. If approved by shareholders, the Municipal Income Fund will continue to be managed by the Adviser in the same manner as presently, and the Municipal Income Fund will continue to pursue its fundamental investment goal of providing current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of New York and New York municipalities as is consistent with the preservation of capital. If approved by shareholders, no changes are presently contemplated in the operation or management of the Municipal Income Fund. The Adviser has proposed this change solely to enhance the flexibility of the Municipal Income Fund to respond to any future regulatory developments or changes. The Adviser notes that the SEC Staff currently requires an investment company, such as the Municipal Income Fund, to have an investment policy regarding the percentage of the company's assets that are invested in exempt interest obligations. In the event that the SEC Staff's requirement were to change, this policy may be changed by the Board without shareholder approval. No material change would be effected, however, without prior notification to shareholders.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                        SHAREHOLDERS VOTE FOR PROPOSAL 6

                   PROPOSAL 7: APPROVAL OF THE REORGANIZATION OF THE
                     CORPORATION FROM A MARYLAND CORPORATION TO A

                             DELAWARE BUSINESS TRUST

WHAT WILL THE REORGANIZATION MEAN FOR THE CORPORATION AND ITS SHAREHOLDERS?

The Directors recommend that you approve a change in the state and form of organization of the Corporation from a Maryland corporation to a Delaware business trust. This proposed change will be referred to in this Proposal 7 as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Reorganization Plan"), substantially in the form attached to this Proxy Statement as Exhibit A. The Reorganization Plan provides for the Reorganization, which involves the continuation of the current business of the Corporation (referred to in this Proposal 7 as the "MD Corporation") in the form of a newly-created Delaware business trust, named "Vision Group of Funds" (and referred to in this Proposal 7 as the "DE Trust").

The existing series of the DE Trust will have the same investment objectives, policies and restrictions as the nine current Funds of the MD Corporation (including, if approved by shareholders at the Special Meeting, the revised investment polices described in Proposals 3 through 6 in this Proxy Statement). The Board and officers of the DE Trust will be the same as those of the MD Corporation, and will operate the DE Trust in the same manner as they previously operated the Funds of the MD Corporation. On the closing date of the Reorganization, you will hold an interest in the series of the DE Trust that is equivalent to your interest in the Fund(s) in the MD Corporation. For all practical purposes, a shareholder's investment in a Fund will not change.

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Maryland corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the DE Trust.

A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the MD Corporation, are included in Exhibit B to this Proxy Statement, which is entitled, "Comparison and Significant Differences between Delaware Business Trusts and Maryland Corporations."

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, each series of the DE Trust will continue the business of the corresponding series (Fund) of the MD Corporation with the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the series of the MD Corporation. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the MD Corporation. As the successor to the MD Corporation's operations, the DE Trust will adopt the MD Corporation's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the MD Corporation. To accomplish the Reorganization, the Reorganization Plan provides that each series
(Fund) of the MD Corporation will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the corresponding series of the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the MD Corporation, which will then distribute those shares pro rata to you as a shareholder of the Fund(s) of the MD Corporation. Through this procedure, you will receive exactly the same number and dollar amount of shares of each series of the DE Trust as you previously held in the Fund(s) of the MD Corporation. The net asset value of each share of each series of the DE Trust will be the same as that of the corresponding Fund of the MD Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Funds of the MD Corporation that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the MD Corporation will be dissolved and will go out of existence.

The Directors may terminate the Reorganization Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the MD Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the MD Corporation will continue to operate as a corporation under the laws of the State of Maryland.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS AND THE SUB-ADVISORY AGREEMENTS?

As a result of the Reorganization, the DE Trust will be subject to new investment management agreements between the DE Trust and the Adviser. The new advisory agreements will be substantially identical to the current management agreements between the Adviser and the MD Corporation. It is anticipated that there will be no material change to the investment advisory agreements as a result of the Reorganization. Similarly, the Reorganization will have no material impact on the sub-advisory agreements in place for the New York Money Market Fund, Mid Cap Stock Fund and Large Cap Growth Fund.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

The DE Trust will enter into an agreement with Federated Administrative Services for administrative personnel and services that is substantially identical to the agreement currently in place for the MD Corporation. The DE Trust will enter into agreements with Federated Services Company ("FSC") and its affiliate, Federated Shareholder Services Company ("FSSC"), and State Street Bank & Trust Company for certain financial, administrative, transfer agency and fund accounting services that are substantially identical to the agreements currently in place for the MD Corporation. Federated Securities Corp. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the MD Corporation.



The DE Trust will have a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of shares of the series of the DE Trust that is substantially identical to the current distribution plan. There will be no material change to the distribution plan as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) the election of Directors; (2) selection of the independent auditors; and (3) approval of the initial investment advisory agreements and the sub-advisory agreements for the investment company. Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the DE Trust. In fact, the DE Trust must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Reorganization Plan contained in Exhibit A, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election of the Directors of the MD Corporation who are in office at the time of the Reorganization as Trustees of the DE Trust,1 (2) the selection of Ernst & Young LLP as independent auditors for the DE Trust; and (3) new investment advisory agreements between the DE Trust and the Adviser, which are substantially identical to the investment advisory agreements currently in place for the MD Corporation.

Prior to the Reorganization, the officers will cause the MD Corporation, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

The DE Trust was created on August 11, 2000 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest without par value. As of the effective date of the Reorganization, shares of the MD Corporation and the DE Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of both the DE Trust and the MD Corporation will have equal voting and liquidation rights and have one vote per share. Both the DE Trust and MD Corporation provide for noncumulative voting in the election of their Trustees/Directors. The DE Trust also will have the same fiscal year as the MD Corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the MD Corporation and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the MD Corporation, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the series of the DE Trust will be the same as the basis and holding period of your shares in the MD Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the series of the MD Corporation for the shares of the series of the DE Trust, the transfer of such shares to the holders of shares of the MD Corporation and the liquidation and dissolution of the MD Corporation pursuant to the Reorganization Plan, will not give rise to the recognition of a gain or loss for federal income tax purposes to the MD Corporation, the DE Trust, or shareholders of either the MD Corporation or the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell MD Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the MD Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust. The value of your shares will not be affected by the Reorganization.

WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund that is organized as a Delaware business trust, with its Trustees, independent auditors, investment advisory contracts, distribution plan and Rule 12b-1 plan already in place, and all such arrangements that are substantially identical to those of the MD Corporation.



                     THE BOARD OF DIRECTORS RECOMMENDS THAT

                    SHAREHOLDERS VOTE FOR THE REORGANIZATION

OTHER BUSINESS

The Directors know of no other business to be presented at the Special Meeting other than Proposals 1 through 7, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

INFORMATION ABOUT THE CORPORATION

THE ADVISER. The investment adviser (the "Adviser") of the Funds is Manufacturers and Traders Trust Company, located at One M&T Plaza, Buffalo, New York 14240. Pursuant to an investment advisory contract, the Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1965.



THE ADMINISTRATOR. Federated Administrative Services ("FAS"), with offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, provides the Funds with certain administrative personnel and services necessary to operate the Funds. FAS is an indirect, wholly owned subsidiary of Federated Investors, Inc. ("Federated").

THE DISTRIBUTOR. Federated Securities Corp. ("FSC"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Corporation's distributor. FSC, an indirect, wholly-owned subsidiary of Federated, is located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

THE TRANSFER AGENT AND DIVIDEND DISPERSING AGENT. Federated Services Company ("FSC") and its affiliate, Federated Shareholder Services Company ("FSSC"), a registered transfer agent, provide the Funds with certain financial, transfer agency and fund accounting services. FSC and FSSC, P.O. Box 8606, Boston MA, 02266-8600, are indirect, wholly-owned subsidiaries of Federated.

THE CUSTODIAN. The custodian for the Funds is State Street Bank & Trust Company, P.O. Box 8609, Boston, MA 02266-8600.

OTHER MATTERS. The Funds' last audited financial statements and Annual Report, for the fiscal year ended April 30, 2000, have been previously mailed to shareholders, and are available free of charge. If you have not received this Annual Report, or would like to receive additional copies, free of charge, please write the Corporation at the address on the cover page of this Proxy Statement or call the Corporation at 1-800-836-2211 (or in the Buffalo area, 635-9368), and the Annual Report will be sent by first-class mail within three business days.

PRINCIPAL SHAREHOLDERS. As of August 30, 2000, the Funds had the following number of outstanding shares of common stock:

      NAME OF FUND                       SHARES

      Treasury Fund                      697,742,542.96
      Money Market Fund                  1,301,596,970.12
      New York Money Market Fund         141,678,580.60
      Government Securities Fund         7,726,166.685
      Municipal Income Fund              6,437,031.099
      Large Cap Value Fund               2,794,127.267
      Mid Cap Stock Fund                 7,138,177.809
      Large Cap Growth Fund              754,463.426

Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Corporation's management, as of August 30, 2000, the following entities held beneficially or of record more than 5% of each Fund's outstanding shares:

-----------------------------------------------------------------
NAME OF FUND           SHAREHOLDER NAME AND       Percentage
                       ADDRESS                    Owned
-----------------------------------------------------------------
-----------------------------------------------------------------
Treasury Fund          Manufacturers & Traders    80.91%
                       Bank, Buffalo, NY

-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Fund      Manufacturers & Traders    15.61%
                       Bank, Buffalo, NY
                       (#1660231560-8)            10.55%
                       National Financial
                       Services Co., New York, NY 9.83%
                       Health Solutions Limited,  7.32%
                       Albany, NY

                       Manufacturers & Traders    6.93%
                       Bank, Buffalo, NY
                       (#19008-8)
                       Osmose, Inc., Buffalo, NY

-----------------------------------------------------------------
-----------------------------------------------------------------
New York Money Market  Manufacturers & Traders    27.75%
Fund                   Trust Co., Buffalo, NY
                       (#1660231560-8)            21.49%
                       National Financial
                       Services Co., New York, NY 12.83%
                       Manufacturers & Traders
                       Trust Co., Buffalo, NY

                       (#19009-1)

-----------------------------------------------------------------
-----------------------------------------------------------------
Government Securities  Krauss & Company,          27.47%
Fund                   Buffalo, NY                18.12%
                       SEI Trust Company, Oaks,   14.72%
                       PA                         11.91%
                       Tice & Co., Buffalo, NY
                       (#19015-6)                 11.00%
                       Manufacturers & Traders
                       Bank, Buffalo, NY
                       (#19018-5)
                       Manufacturers & Traders

                       Bank, Buffalo, NY

                       (#136318492-1)
-----------------------------------------------------------------
-----------------------------------------------------------------
Municipal Income Fund  Manufacturers & Traders    28.87%
                       Trust Co., Buffalo, NY
                       (#19013-0)                 10.42%
                       Tice & Co.,, Buffalo, NY   7.07%
                       (#19016-9)
                       SEI Trust Company, Oaks,
                       PA

-----------------------------------------------------------------
-----------------------------------------------------------------
Large Cap Value Fund   SEI Trust Company, Oaks,   20.97%
                       PA                         17.09%
                       Tice & Co., Buffalo, NY    16.63%
                       Manufacturers & Traders
                       Bank, Buffalo, NY          11.43%
                       (#27081-4)                 6.52%
                       Krauss & Company,
                       Buffalo, NY

                       Manufacturers & Traders

                       Bank, Buffalo, NY

                       (#27082-7)

-----------------------------------------------------------------
-----------------------------------------------------------------
Mid Cap Stock Fund     Manufacturers & Traders    35.70%
                       Bank, Buffalo, NY
                       (#136318492-1)             6.83%
                       Tice & Co., Buffalo, NY    6.34%
                       SEI Trust Company, Oaks,
                       PA

-----------------------------------------------------------------
-----------------------------------------------------------------
Large Cap Growth Fund  Manufacturers and Traders  82.74%
                       Bank, Buffalo, NY

                       (#27081-4)                 5.17%
                       Manufacturers & Traders
                       Trust Co.,
                       Buffalo, NY (#19015-6)

-----------------------------------------------------------------
FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

RECORD DATE. Shareholders of record at the close of business on August 30, 2000 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.

VOTING METHODS. You may vote your shares by mail or in person at the Special Meeting.

To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.



Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 7, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 7, your shares will be voted IN FAVOR of the nominees for Directors (Proposal 1), IN FAVOR of ratifying the selection of Ernst & Young LLP as independent auditors (Proposal 2), IN FAVOR of the amendments to the Funds' fundamental investment policies (Proposals 3(a)-3(g)), IN FAVOR of the amendment and reclassification of certain of the Funds' fundamental investment policies (Proposals 4(a)-4(d)), IN FAVOR of the elimination of certain fundamental investment policies of the Funds (Proposals 5(a)-5(g)), IN FAVOR of the reclassification of the Municipal Income Fund's fundamental investment policy pertaining to investing in exempt interest obligations (Proposal 6) and IN FAVOR of the Reorganization of the Corporation as a Delaware business trust (Proposal
7).

REVOCATION OF PROXIES. You may revoke your proxy at any time by sending to the Corporation a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Corporation. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Corporation. The Corporation reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Corporation does not reimburse Directors and officers of the Corporation, or regular employees and agents of the Adviser or FAS involved in the solicitation of proxies. The Corporation intends to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Corporation, the Adviser, FSSC (the Corporation's transfer agent), or FAS (the Corporation's administrator) or, if necessary, a commercial firm retained for this purpose. If the Corporation
engages a solicitation firm to     solicit proxies from brokers, banks, other
institutional holders and individual shareholders, the anticipated cost, including out-of-pocket expenses, will range between $40,000 and $60,000.

VOTING BY BROKER-DEALERS. The Corporation expects that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM AND REQUIRED VOTE. The presence in person or by proxy of shareholders of the Corporation entitled to cast at least a majority of the votes to be cast shall constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" likely will be counted as present, but likely not treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of likely treating abstentions and broker non-votes as if they were votes AGAINST the proposal.

Shares of the Funds will be counted as a single group of shares for purposes of determining the presence of a quorum and the requisite vote for the approval of the election of Directors, the ratification of the selection of the independent auditors and the approval of the Agreement and Plan of Reorganization. Shares of each Fund will be counted separately for determining the presence of a quorum and the requisite vote for the approval of the changes to a Fund's fundamental investment policies as described herein. The presence of a quorum for the Funds, separately and when counted as a single group, will be established by the presence, in person or by proxy, of 50% of their outstanding shares.

The election of each Director and the ratification of the selection of the independent auditors require a majority vote of the shares represented in person or by proxy at the meeting and entitled to vote. The approval by shareholders of the Funds of each of the changes to the Funds' fundamental policies and limitations will be determined on the basis of a vote of a "majority of the outstanding voting securities" of each Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund. The approval of the Agreement and Plan of Reorganization of the Corporation as a Delaware business trust requires the affirmative vote of a majority of the Funds' shares outstanding and entitled to vote.



ADJOURNMENT. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.



SHAREHOLDER PROPOSALS. The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Corporation's offices, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, Attn:
Secretary, so they are received within a reasonable time before any such meeting. The Directors know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Corporation.

                                 By the Order of the Board of Directors of Vision Group of Funds, Inc.


                                 C. Todd Gibson
                                 Secretary

September 11, 2000



                                       68

                        VISION TREASURY MONEY MARKET FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision Treasury Money Market Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

 BYCHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED
   ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2..TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 3 TO MAKE AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

     3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 4 TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, CERTAIN OF THE FUND'S
     FUNDAMENTAL INVESTMENT POLICIES

     4 (A) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     4 (B) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      4 (C) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



     4    (D) TO  AMEND,  AND  TO  RECLASSIFY  AS  NON-FUNDAMENTAL,  THE  FUND'S
          FUNDAMENTAL   INVESTMENT  POLICY  REGARDING  INVESTING  IN  RESTRICTED
          SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 5 TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND:

     5 (A) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      5 (B) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (C) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN PUTS AND CALLS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (D) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN NEW ISSUERS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (E) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN VOTING SECURITIES AND REVENUE BONDS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (F) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING TO EXERCISE CONTROL

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (G) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN OIL, GAS AND MINERALS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]





PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]





                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                            VISION MONEY MARKET FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision Money Market Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

 BYCHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED
   ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 3 TO MAKE AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

      3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
            DIVERSIFICATION
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 4 TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

     4 (A) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     4 (B) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



      4 (C) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     4    (D) TO  AMEND,  AND  TO  RECLASSIFY  AS  NON-FUNDAMENTAL,  THE  FUND'S
          FUNDAMENTAL   INVESTMENT  POLICY  REGARDING  INVESTING  IN  RESTRICTED
          SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 5 TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICES OF THE FUND:

     5 (A) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      5 (B) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (C) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN PUTS AND CALLS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (D) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN NEW ISSUERS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (E) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN VOTING SECURITIES AND REVENUE BONDS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     5 (F) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING TO EXERCISE CONTROL

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]





     5 (G) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN OIL, GAS AND MINERALS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision New York Tax-Free Money Market Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned, on the approval of, each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 3 TO MAKE AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

3    (A)  TO  AMEND  THE  FUND'S   FUNDAMENTAL   INVESTMENT   POLICY   REGARDING
     DIVERSIFICATION

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3    (E)  TO  AMEND  THE  FUND'S   FUNDAMENTAL   INVESTMENT   POLICY   REGARDING
     UNDERWRITING SECURITIES


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 4 TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

     4 (A) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     4 (B) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



PROPOSAL 5 (A) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                     VISION U.S. GOVERNMENT SECURITIES FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision U.S. Government Securities Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 3 TO MAKE AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

      3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
            DIVERSIFICATION
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3    (E)  TO  AMEND  THE  FUND'S   FUNDAMENTAL   INVESTMENT   POLICY   REGARDING
     UNDERWRITING SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 4 TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

4 (A) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


4 (B) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



PROPOSAL 5 (A) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                      VISION NEW YORK MUNICIPAL INCOME FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision New York Municipal Income Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 3 TO MAKE AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

     3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



     3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 4 TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

     4 (A) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     4 (B) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 5 (A) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



PROPOSAL 6 TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN EXEMPT INTEREST OBLIGATIONS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                           VISION LARGE CAP VALUE FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision Large Cap Value Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 3 TO MAKE AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

      3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
            DIVERSIFICATION
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



     3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 4 TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

     4 (A) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


     4 (B) TO AMEND, AND TO RECLASSIFY AS NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



PROPOSAL 5(A) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                            VISION MID CAP STOCK FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision Mid Cap Stock Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                          VISION LARGE CAP GROWTH FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision Large Cap Growth Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                           VISION LARGE CAP CORE FUND

             Proxy for Special Meeting of Shareholders - October 23, 2000
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision Large Cap Core Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 23, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

PROPOSAL  1 TO  ELECT  RANDALL  I.  BENDERSON,  JOSEPH  J.  CASTIGLIA,  MARK  J.
     CZARNECKI, DANIEL R. GERNATT, JR. AND GEORGE K. HAMBLETON, JR., AS DIRECTORS OF THE CORPORATION

                        FOR               [   ]

                        WITHHOLD
                        AUTHORITY

                        TO VOTE           [   ]

                        VOTE FOR ALL
                        EXCEPT            [   ]

            IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF EACH NOMINEE FOR WHOM YOU ARE NOT VOTING. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


PROPOSAL 7 TO APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, WHEREBY THE CORPORATION WILL BE REORGANIZED AS A DELAWARE BUSINESS TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Corporation. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                                       A-7

                                    EXHIBIT A

                     FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            This Agreement and Plan of Reorganization (the "Agreement") is made as of this __ day of ______________, 2000 by and between Vision Group of Funds, Inc., a corporation created under the laws of the State of Maryland (the "Fund"), and Vision Group of Funds, a business trust created under the laws of the State of Delaware (the "Trust") (the Fund and the Trust are hereinafter collectively referred to as the "parties").

            In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

      1.    PLAN OF REORGANIZATION.

            (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the Fund will convey, transfer and deliver to the Trust, at the closing provided for in Section 2 (hereinafter referred to as the "Closing"), all of the Fund's then-existing assets, and the assets belonging to each series of the Fund to be conveyed, transferred and delivered to the corresponding series of the Trust. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Fund to become the obligations and liabilities of the corresponding series of the Trust, and (ii) to deliver, in accordance with paragraph (b) of this Section 1, to the Fund full and fractional shares of beneficial interest, no par value, of each of the Trust's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series of the Trust are individually and collectively referred to as "Series of the Trust," and the classes are individually referred to as a "Class of the Trust" and collectively as "Classes of the Trust"), equal in number to the number of full and fractional shares of common stock, par value one mill ($0.001) per share, of, respectively, each of the Fund's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series of the Fund are individually and collectively referred to as "Series of the Fund," and the classes are referred to individually as a "Class of the Fund" and collectively as "Classes of the Fund") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

            (b) In order to effect such delivery, the Trust will establish an open account for each shareholder of each Series of the Fund, and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Trust equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Fund at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Trust will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Trust shall be deemed to be the same as the net asset value per share of the corresponding Class of the Fund at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Fund will represent the same number of shares of the corresponding Series and Class of the Trust. Simultaneously with the crediting of the shares of the Series and Classes of the Trust to the shareholders of record of the Series and Classes of the Fund, the shares of the Fund held by such shareholder shall be cancelled.

            (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.



      2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall consist of (i) the conveyance, transfer and delivery of the Fund's assets to the Trust, in exchange for the assumption (and payment) by the Trust of the Fund's liabilities; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b) hereof, together with related acts necessary to consummate such transactions. The Closing shall occur either on: (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement will be considered, or (b) such later date as the parties may mutually agree (the "Effective Date of the Reorganization"). The Closing will take place at the principal offices of the Administrator of the Fund and Trust at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3770.



     3. CONDITIONS PRECEDENT. The obligations of the Fund and the Trust to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

            (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

            (b) (i) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), containing such amendments to the Registration Statement as are determined under the supervision of the Directors of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (ii) the Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Registration Statement filed with the Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A"), reflecting the change in legal form of the Fund to a Delaware business trust, shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

            (c) Confirmation shall have been received from the Commission or the Staff thereof that the Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the 1940 Act;

            (d) Each party shall have received an opinion from Stradley, Ronon, Stevens & Young, LLP, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or shareholders of the Fund or the Trust;

            (e) The Fund shall have received an opinion from Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that (i) this Agreement and the reorganization provided for herein, and the execution and delivery of this Agreement, have been duly authorized and approved by all requisite action of the Trust, this Agreement has been duly executed and delivered by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the shares of the Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust; and (iii) the Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (f) The Trust shall have received an opinion from Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Trust, to the effect that (i) this Agreement and the reorganization provided for herein, and the execution and delivery of this Agreement, have been duly authorized and approved by all requisite action of the Fund, this Agreement has been duly executed and delivered by the Fund and constitutes a legal, valid and binding agreement of the Fund in accordance with its terms; and (ii) the Fund is duly organized, validly existing and in good standing under the laws of the State of Maryland;

            (g) The shares of each Series and Class of the Trust shall have been duly registered, qualified or otherwise authorized and are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Fund are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

            (h) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Fund at an annual or special meeting or any adjournment thereof;

            (i) The Trustees of the Trust shall have taken the following actions at a meeting duly called for such purposes:

                  (1) Approval of the investment advisory contract between the Trust and Manufacturers and Traders Trust Company ("M&T Bank") substantially identical to the current investment advisory contract between the Fund and M&T Bank;

                  (2)   Approval of the Trust's Distributor's Contract;

                    (3)  Approval   of  the  Trust's   Administrative   Services
                         Agreement;

                    (4) Approval of the Trust's Agreement for Fund Accounting Services and Transfer Agency Services;

                  (5)   Approval of the Trust's Recordkeeping Agreement;

                  (6)   Approval of the Trust's Custodian Agreement;

                  (7)   Approval of the Rule 12b-1 Plans for the Trust;

                  (8)   Approval of the Trust's Shareholders Services Plan;

                  (9)   Approval of the Trust's Multiple Class Plan;

                  (10) Selection of Ernst & Young LLP, as the Trust's independent auditors, for the fiscal year ending April 30, 2001;

                  (11) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Trust to the Fund in consideration for the payment of the current public offering price of a share of each Series and Class of the Trust, for the purpose of enabling the Fund to vote on the matter referred to in paragraph (j) of this
                        Section 3;

                  (12) Submission of the matter referred to in paragraph (j) of this Section 3 to the Fund as sole shareholder of each Series of the Trust; and

                  (13) Authorization of the issuance and delivery by the Trust of shares of each Series and Class of the Trust on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series and Class of the Fund pursuant to the terms and provisions of this Agreement.

            (j) The shareholders of the Fund shall have voted to approve the reorganization and, in connection with that vote, been informed that such a vote would have the effect of directing the Fund to vote, as the sole shareholder of the Trust, to approve a new investment advisory contract between the Trust and M&T Bank, which is substantially identical to the current investment advisory contract between the Fund and M&T Bank, and the Fund shall have voted to approve each such item.

      At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of such Directors, such waiver will not affect in a materially adverse way the benefits intended to be accorded to the shareholders of the Fund under this Agreement.

      4. TERMINATION. The Board of Directors of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board of Directors, the facts and circumstances make proceeding with this Agreement inadvisable.

     5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

     6.  FURTHER  ASSURANCES.  The Fund and the Trust  shall  take such  further
action  as  may  be  necessary  or  desirable  and  proper  to  consummate   the
transactions contemplated hereby.

     7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.


      IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President and its seal to be affixed hereto and attested by its Secretary, all as of the day and year first-above written.

Attest:                                   VISION GROUP OF FUNDS
                                    (a Delaware business trust)



By:                                 By:
   ---------------------------         ---------------------------------
   C. Todd Gibson                      Beth S. Broderick
   Secretary                           Vice President


Attest:                                   VISION GROUP OF FUNDS, INC.
                                    (a Maryland corporation)



By:                                 By:
   ---------------------------         ---------------------------------
   C. Todd Gibson                      Beth S. Broderick
   Secretary                           Vice President




APPENDIX



      Series and Classes of Vision             Series and Classes of Vision
             GROUP OF FUNDS                          GROUP OF FUNDS, INC.
------------------------------           --------------------------------

      Vision Treasury Money Market Fund               Vision Treasury Money Market Fund
            Class A Shares                                  Class A Shares
            Class S Shares                                  Class S Shares

      Vision Money Market Fund                        Vision Money Market Fund
            Class A Shares                                  Class A Shares
            Class S Shares                                  Class S Shares

      Vision New York Tax-Free Money                  Vision New York Tax-Free Money
      Market Fund                                     Market Fund
            Class A Shares                                  Class A Shares

      Vision U.S. Government Securities Fund          Vision U.S. Government Securities
Fund
            Class A Shares                                  Class A Shares


      Vision New York Municipal Income Fund           Vision New York Municipal Income Fund
            Class A Shares                                  Class A Shares


      Vision Large Cap Value Fund                     Vision Large Cap Value Fund
            Class A Shares                                  Class A Shares
            Class B Shares                                  Class B Shares

      Vision  Mid Cap Stock Fund                      Vision Mid Cap Stock Fund
            Class A Shares                                  Class A Shares
            Class B Shares                                  Class B Shares

      Vision Large Cap Growth Fund                    Vision Large Cap Growth Fund
            Class A Shares                                  Class A Shares
            Class B Shares                                  Class B Shares

      Vision Large Cap Core Fund                      Vision Large Cap Core Fund
            Class A Shares                                  Class A Shares
            Class B Shares                                  Class B Shares


                                       B-8

                                    EXHIBIT B

                    COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
                  DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

GOVERNING DOCUMENTS

DELAWARE BUSINESS TRUST

A Delaware business trust (a "DBT") is created by a certificate of trust, which certificate must be filed with the Delaware Secretary of State. The law governing DBTs is referred to in this analysis as the "Delaware Act."

MARYLAND CORPORATION

A Maryland corporation (a "corporation") is created by filing articles of incorporation with the Maryland Department of Assessments and Taxation. The law governing corporations is referred to in this analysis as the "Maryland Law."

Delaware Business Trust

A DBT is an unincorporated association organized under the Delaware Act that operates similarly to a typical corporation. A DBT's operations are governed by its governing instruments (which may consist of one or more instruments, including an agreement and declaration of trust, and bylaws) and its business and affairs are managed by or under the direction of a board of trustees.

Maryland Corporation

A corporation is incorporated under the Maryland Law. A corporation's operations are governed by charter documents, which include its articles of incorporation and bylaws, and its business and affairs are managed by or under the direction of a board of directors.

Delaware Business Trust

A DBT organized as an open-end investment company is subject to the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholders of business trusts (sometimes referred to as "beneficial owners") own shares of "beneficial interest," which are similar to the shares of "common stock" issued by corporations.

Maryland Corporation

A corporation organized as an open-end investment company is subject to the 1940 Act. Stockholders own shares of "common stock" issued by the corporation, which are similar to the shares of "beneficial interest" issued by DBTs.

MULTIPLE SERIES AND CLASSES

Delaware Business Trust

Under the Delaware Act, a declaration of trust may provide for classes, groups or series of shares, or classes, groups or series of shareholders, having such relative rights, powers and duties as the declaration of trust may provide. The series and classes of a DBT may be described in the DBT's declaration of trust or in resolutions adopted by the DBT's board of trustees. Additionally, no state filings or shareholder approvals are required to create series or classes. The Board of Directors (the "Board") of Vision Group of Funds, Inc. (the "Corporation") has proposed to reorganize the Corporation from a Maryland corporation into Vision Group of Funds, a Delaware business trust (the "DE Trust"). The DE Trust's Agreement and Declaration of Trust (the "Declaration of Trust") permits the creation of multiple series and classes and establishes the provisions relating to the DE Trust's shares of beneficial interest.

Maryland Corporation

The Maryland Law permits a corporation to issue one or more classes of stock and, if the stock is divided into classes, the articles of incorporation are required to describe each class, including any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption among such classes. The amendments to a corporation's charter documents that describe a new series or class, or a change to an existing series or class, must be filed with the State of Maryland's Department of Assessments and Taxation. Provided that the charter documents contain the proper language, the Maryland Law allows a fund's board to classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption, without stockholder approval, by filing articles supplementary in Maryland. The Corporation's Articles of Incorporation ("Articles of Incorporation") permit the Board to make such classifications and reclassifications of the Corporation's unissued stock without stockholder approval. The Maryland Law also permits a board of directors to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class that the corporation has authority to issue without stockholder approval.

LIMITATION OF SERIES LIABILITY

Delaware Business Trust

The Delaware Act explicitly provides for a reciprocal limitation of interseries liability. Generally, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of a multiple series investment company registered under the 1940 Act are enforceable only against the assets of such series, and not against the assets of a DBT, or any other series, provided that: (i) the governing instruments create one or more series, (ii) the DBT separately maintains the records and the assets of the series; (iii) notice of the limitation of liabilities of the series is set forth in the certificate of trust; and (iv) the governing instruments so provide. The Declaration of Trust for the DE Trust specifically limits interseries liability.

Maryland Corporation

The Maryland Law does not contain specific statutory provisions addressing interseries liability with respect to a multiple series investment company; however, if the stock of a corporation is divided into classes, the Maryland Law requires the corporation's charter documents to set forth any preferences or restrictions relating to such classes. The Corporation's charter documents are silent with respect to the issue of interseries liability.

SHAREHOLDER VOTING RIGHTS, QUORUM AND PROXY REQUIREMENTS

Delaware Business Trust

The Declaration of Trust provides that thirty-three and one-third percent (33 1/3%) of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By Laws of the DE Trust ("Bylaws"), or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the DE Trust ("Trustee"), unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the DE Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. The Delaware Act also affords trustees the ability to adapt a DBT to future contingencies. For example, trustees have the authority to incorporate a DBT, to merge or consolidate a DBT or its series with another entity, to cause multiple series of a DBT to become separate trusts, to change the state of domicile or to liquidate a DBT, all without having to obtain a shareholder vote.

Maryland Corporation

Under the Maryland Law, unless the articles of incorporation of a corporation provide otherwise, or there is another governing provision in the Maryland Law, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. The Maryland Law requires a plurality of all votes cast at a meeting at which a quorum is present to elect directors unless the corporation's articles of incorporation require a larger vote. For most other stockholder votes, the Maryland Law provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the corporation's articles of incorporation provide otherwise. Certain other matters, such as amendments to the corporation's articles of incorporation, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the measure. However, under the Maryland Law, the articles of incorporation may include a provision that requires less than a two-thirds vote, provided that the articles of incorporation require at least a majority vote. The Articles of Incorporation provide that unless the Maryland Law or another provision of the Articles of Incorporation require otherwise, an action shall be effective and authorized by the affirmative vote of the holders of a majority of the total number of shares of stock outstanding and entitled to vote thereon, except as otherwise provided therein. However, an amendment to the Articles of Incorporation requiring a stockholder vote is not valid unless it has been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

Delaware Business Trust

The Declaration of Trust provides that all shares of the Trust entitled to vote on a matter shall vote separately by series, and if applicable, by class. Shareholders are entitled to whole and fractional votes for each whole and fractional share owned.

Maryland Corporation

Pursuant to the Maryland Law, unless a corporation's charter provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. The Articles of Incorporation provide that the holder of each share of stock is entitled to whole and fractional votes for each whole and fractional share owned, irrespective of the class.

Delaware Business Trust

The Delaware Act and the Bylaws both permit the DE Trust to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided that such authorization is received within eleven (11) months before the meeting. This flexibility may facilitate proxy solicitations and result in savings to the DE Trust.

Maryland Corporation

The Maryland Law provides for stockholders to authorize another person to act as proxy by providing such authorization by telegram, cablegram, datagram, electronic mail, or any other electronic or telephonic means. In addition, a copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorized may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used. The authorization must be received within eleven (11) months before the stockholder meeting.

SHAREHOLDERS' MEETINGS

Delaware Business Trust

The Delaware Act permits special shareholder meetings to be called for any purpose. However, the governing instruments determine shareholders' rights to call meetings. The Declaration of Trust provides that the Board of Trustees may call shareholder meetings for the purpose of: (i) electing Trustees, (ii) for such other purposes as may be prescribed by law, the Declaration of Trust or the Bylaws, and (iii) taking action upon any other matter deemed by the Trustees to be necessary or desirable. The Bylaws further provide that a shareholder meeting may be called at any time by the Board of Trustees, by the Chairperson of the Board, or by the President, for the purpose of electing Trustees or for the purpose of taking action upon any other matter deemed by the Board to be necessary or desirable. An annual shareholders' meeting is not required by the Delaware Act, the Declaration of Trust, or the Bylaws.

Maryland Corporation

The Maryland Law requires corporations operating as registered investment companies to hold stockholder meetings when required to do so under the 1940 Act. Under Maryland Law, a special meeting of stockholders may be called by the president, the board of directors, or any other person specified in the articles of incorporation or bylaws. The Maryland Law also provides that a special meeting shall be called by the secretary of the corporation upon written request of the stockholders entitled to cast at least twenty-five percent (25%) of all of the votes entitled to be cast at the meeting, unless the corporation's articles of incorporation require a greater or lesser percentage. The Corporation's Bylaws provide that a special meeting may be called by the President, the Board of Directors, or at the request in writing of stockholders entitled to cast at least 25% of the votes entitled to be cast at the special meeting.

AMENDMENTS TO GOVERNING DOCUMENTS

Delaware Business Trust

The Delaware Act provides broad flexibility with respect to amending the governing documents of a DBT. The Declaration of Trust provides that the Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Trustees, and if required, by approval of such amendment by shareholders.

Maryland Corporation

Under the Maryland Law, the articles of incorporation of a Maryland corporation may be amended only: (i) upon adoption of a resolution by the directors which sets forth the proposed amendment; and (ii) if shares are outstanding, approval of the proposed amendment by the affirmative vote of two-thirds of all votes entitled to be cast, unless the charter provides that a requirement of a majority of such votes is permissible. The Articles of Incorporation provide the Articles may be amended by a majority vote.

Delaware Business Trust

The Declaration of Trust also provides that the Trustees shall have the power to amend the Declaration of Trust without shareholder approval so as to add to, delete, replace or otherwise modify any provisions relating to the DE Trust's shares of beneficial interest contained in the Declaration of Trust. If shares have been issued, shareholder approval is required to adopt any amendments to the Declaration of Trust which would adversely affect, to a material degree, the rights and preferences of the shares of any series or class. Unlike the Maryland Law, the Delaware Act does not require any state filings for amendments to be made to a DBT's governing instruments.

Maryland Corporation

The Maryland Law does permit an investment company to amend its charter documents without stockholder approval in order: to change its corporate name; to change the name or other designation or the par value of any of its classes or series; to classify or reclassify any of its unissued stock; to allocate or re-allocate authorized but unissued shares; or to increase or decrease the aggregate number of shares that the corporation has authority to issue. Under the Maryland Law, a corporation must file articles of amendment or articles supplementary, as appropriate, with the Maryland State Department of Assessments and Taxation.

Delaware Business Trust

The Declaration of Trust provides that the Trustees may amend and repeal the Bylaws. The Bylaws of the DE Trust provide that the Bylaws may be restated and/or amended at any time, without the approval of shareholders, by an instrument in writing signed by, or a resolution of, a majority of the Board of Trustees.

Maryland Corporation

The Maryland Law provides that, after the organizational meeting of the board of directors, the power to adopt, alter or repeal the bylaws is vested in the stockholders, except to the extent that the articles of incorporation or bylaws vest such powers in the board of directors. Consistent with the Maryland Law, the Articles of Incorporation and the Corporation's Bylaws provide that they may be amended, adopted or repealed by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, or by a majority vote of the Board of Directors, as the case may be.

RECORD DATE/NOTICE

Delaware Business Trust

The Delaware Act permits a governing instrument to provide for the establishment of record dates for determining voting rights.

Maryland Corporation

The Maryland Law contains specific provisions by which a corporation may determine which stockholders are entitled to notice of a meeting, to vote at a meeting, or to any other rights.

Delaware Business Trust

The Declaration of Trust provides that the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days, nor less than seven (7) days, before the date of any such meeting.

Maryland Corporation

The Maryland Law requires that the record date be not more than ninety (90) days and not less than ten (10) days before the date on which the action requiring determination will be taken. The Maryland Law also provides that a corporation give stockholders notice not less than ten (10) days nor more than ninety (90) days before the meeting.

Delaware Business Trust

The Bylaws provide that all notices of shareholder meetings shall be sent or otherwise given to shareholders not more than ninety-three (93) days and not less than seven (7) days before the date of the meeting.

Maryland Corporation

The Corporation's Bylaws mirror the Maryland Law with respect to setting the record date and providing notice for a stockholder meeting.

REMOVAL OF TRUSTEES/
DIRECTORS

Delaware Business Trust

The Delaware Act is silent with respect to the removal of trustees. However, the Declaration of Trust states that the Board of Trustees, by action of two-thirds of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. Further, the Declaration of Trust states that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Maryland Corporation

Under the Maryland Law, a director may be removed with or without cause by the affirmative vote of at least a majority of all the votes entitled to be cast for election of directors. The Corporation's Bylaws provide that Directors may be removed with or without cause by the vote of stockholders entitled to cast a majority of the votes.

SHAREHOLDER RIGHTS OF INSPECTION

Delaware Business Trust

The Delaware Act sets forth the rights of shareholders to gain access to and receive copies of certain DBT documents and records upon written request by the shareholders. These rights are qualified by the extent otherwise provided in the governing instruments of the DBT, as well as a reasonable demand standard related to the shareholder's interest as a shareholder of the DBT. Consistent with the Delaware Act, the Bylaws provide that a shareholder shall have the right to inspect and copy the minutes and accounting books and records of the DE Trust upon written demand at any reasonable time during usual business hours for a purpose reasonably related to the shareholder's interest as a shareholder. Shareholders are also permitted to inspect the Bylaws during normal business hours.

Maryland Corporation

Like the Delaware Act, the Maryland Law permits stockholders to make reasonable demands to gain access to and receive copies of certain corporate documents and records. Specifically, a stockholder may inspect and copy, during usual business hours, the corporation's bylaws; minutes of the proceedings of stockholders; annual statements of affairs; and voting trust agreements. In addition, stockholders representing at least 5% of the outstanding shares of any class may, upon written request, inspect and copy the corporation's books of accounts and its stock ledgers and request a statement of its affairs. The Articles of Incorporation provide that stockholders only have the inspection rights required by law or authorized by resolution of the Board or stockholders.

SHAREHOLDER LIABILITY

Delaware Business Trust

Personal liability is limited by the Delaware Act to the amount of investment in a DBT, and may be further limited or restricted by the governing instrument. Shareholders of a DBT are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the general corporation law of the State of Delaware. The Declaration of Trust specifically limits the personal liability of shareholders.

Maryland Corporation

As a general matter, the stockholders of a Maryland corporation are not liable for the obligations of the corporation. The liability of stockholders is limited to the consideration, if applicable, that the stockholders are obligated to pay for the stock. There is no provision in the Articles of Incorporation varying this protection. A stockholder of a Maryland corporation may be liable in the amount of any distribution he or she accepts knowing that the distribution was made in violation of the corporation's articles of incorporation or the Maryland Law.

TRUSTEE/DIRECTOR LIABILITY

Delaware Business Trust

Subject to a DBT's declaration of trust, the Delaware Act provides that a trustee, when acting in such capacity, may not be held personally liable to any person other than a DBT or a shareholder for any act, omission or obligation of the DBT or any trustee. A trustee's duties and liabilities to the DBT and its shareholders may be expanded or restricted by the provisions of the declaration of trust. The Declaration of Trust shields Trustees from liability for the acts or omissions of any officer, agent, employee, manager or principal underwriter or other Trustee. Trustees and officers of the DE Trust may be held liable to the DE Trust and any shareholder for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office as a Trustee or officer, but may not be held liable for errors of judgment or mistakes of fact or law.

Maryland Corporation

The Maryland Law requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. A director who performs his or her duties in accordance with this standard has no liability by reason of being or having been a director. Under the Maryland Law, a corporation may include in its charter a provision limiting liability for money damages of its directors to the corporation or its shareholders. However, liability may not be limited when a director has received an improper benefit or profit in money, property or services or where a director has been actively and deliberately dishonest.

INDEMNIFICATION

Delaware Business Trust

The Delaware Act permits a DBT to indemnify and hold harmless any trustee, shareholder or agent from and against any and all claims and demands. Consistent with the Delaware Act, the Declaration of Trust provides for the indemnification of officers and Trustees from and against any and all claims and demands arising out of or related to the performance of their duties as an officer or Trustee. The DE Trust will not indemnify, hold harmless or relieve a Trustee from liability when the Trustee did not act in good faith in reasonable belief that his or her action was in, or not opposed to, the best interests of the Trust; or had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and for a criminal proceeding, had reasonable cause to believe his or her conduct was unlawful.

Maryland Corporation

There is no provision in the Maryland Law relating to indemnification of stockholders. The Articles of Incorporation and the Corporation's Bylaws are also silent with respect to this issue. The Maryland Law provides a comprehensive statutory framework relating to the indemnification of directors and officers. Under the Maryland Law, a director or officer who is threatened or made a party to a proceeding, may be indemnified against judgments, penalties, fines, settlements and reasonable expenses. Indemnification will not be permitted if the act or omission of the director or officer: (i) was material to the matter giving rise to the proceeding and was committed in bad faith, or was the result of active and deliberate dishonesty; (ii) resulted in an improper benefit to the individual; or (iii) if the director or officer had reasonable cause to believe that the act or omission was unlawful. However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

Delaware Business Trust

The Declaration of Trust also provides that any shareholder or former shareholder that is exposed to liability by reason of a claim or demand related to such person having been a shareholder, and not because of his or her acts or omissions, shall be entitled to be held harmless and indemnified out of the assets of the DE Trust.

Maryland Corporation

The Corporation's charter documents provide for the indemnification of Directors and officers to the maximum extent provided by applicable law, provided that no Director or officer of the Corporation shall be indemnified against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INSURANCE

Delaware Business Trust

The Delaware Act does not contain a provision specifically related to insurance. The Declaration of Trust provides that the Trustees and officers shall be entitled and empowered to the fullest extent permitted by law to purchase insurance with the DE Trust's assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim or proceeding in which he or she becomes involved by virtue of his or her capacity (or former capacity) with the DE Trust, whether or not the DE Trust would have the power to indemnify against such liability.

Maryland Corporation

Under the Maryland Law, a corporation may purchase insurance on behalf of any director, officer or employee against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify such person against such liability. The Corporation's Articles of Incorporation permit the purchase of such insurance for Directors, officers and agents.


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1     The members of the board of a Delaware business trust are referred to as
Trustees.